AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2010 INVESTMENT COMPANY ACT FILE NO. 811-[_______]
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	x

SALIENT ABSOLUTE RETURN MASTER FUND
(Exact name of Registrant as specified in charter)

4265 San Felipe Suite 800 Houston, Texas 77027 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (713) 993-4675
A. Haag Sherman Salient Absolute Return Master Fund 4265 San Felipe Suite 800 Houston, Texas 77027 (Name and address of agent for service)
PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:
George J. Zornada K&L Gates LLP One Lincoln Street Boston, Massachusetts 02111

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, securities issued by the Registrant have not been and are not being registered under the Securities Act of 1933, as amended (“Securities Act”). The Registrant intends that such securities will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act and the regulations thereunder. Investments in the Registrant’s securities may be made only by U.S. and foreign investment companies or other investment vehicles that are “accredited investors” within the meaning of Regulation D under the Securities Act or that the Registrant determines are eligible to invest in accordance with Regulation D under the Securities Act. The Registrant may decline to accept any investment in its discretion.  This Registration Statement does not by itself constitute an offer to sell, or the solicitation of an offer to buy, any securities of or other interest in the Registrant.

Cross Reference Sheet

Parts A and B

Item Number	Caption	Location In Prospectus
1.	Outside Front Cover	Not applicable
2.	Cover Pages; Other Offering Information	Not applicable
3.	Fee Table and Synopsis	Fee Table and Synopsis
4.	Financial Highlights	Not applicable
5.	Plan of Distribution	Not applicable
6.	Selling Shareholders	Not applicable
7.	Use of Proceeds	Not applicable
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Not applicable
12.	Legal Proceedings	Not applicable
13.	Table of Contents of the Statement of Additional Information	Not applicable
14.	Cover Page of SAI	Not applicable
15.	Table of Contents of SAI	Not applicable
16.	General Information and History	Not applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3. FEE TABLE AND SYNOPSIS.

The following table illustrates the approximate expenses and fees that shareholders of Salient Absolute Return Master Fund (the “Master Fund”) (“Shareholders”) are expected to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of purchase amount)	None

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees	0.75%
Other Expenses (1)	0.27%
Interest Payments on Borrowed Funds (2)	0.11%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.13%
Acquired Fund Fees and Expenses (3)	8.32%

TOTAL ANNUAL EXPENSES (4)	9.45%

(1) Expenses are based on estimated average Master Fund assets of $175 million.  Other Expenses include the Master Fund’s direct operating expenses (including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses).

(2) The Master Fund may borrow money to purchase portfolio securities and for portfolio management purposes.  For additional information on the Master Fund’s borrowing policy, see the discussion under Item 8, “Process of Portfolio Construction.”

(3) The Acquired Fund Fees and Expenses include the operating expenses and performance-based incentive fees of the underlying Investment Funds in which the Master Fund invests. The costs incurred at the underlying private investment vehicle ("Investment Funds") level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Funds’ investment managers in order to seek to enhance or preserve the Investment Funds’ returns. Of the approximately 8.32% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.68% in management fees, approximately 4.57% in other expenses (interest, trading, etc.) and approximately 2.07% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. Based on extreme market movements, such as what was experienced  in 2008 and 2009, the figures can be expected to change potentially significantly.  There are several components that go into the calculation and, for some Investment Funds, complete, current information was not available. Generally, the calculation is based on the most recent audited shareholder reports, the most recent investor communication (which, in some cases, may be the Investment Funds’ offering documents) or other materials/communications from/with the Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, management fees payable to investment managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average NAV of the Master Fund’s investment in such Investment Funds. In addition, certain investment managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. The expenses charged by the underlying Investment Funds are not paid to the Master Fund or the Adviser and represent the costs incurred to invest in the Investment Funds.

(4) The “Total Annual Expenses” of the Master Fund disclosed above will differ from the ratio of expenses to average net assets (Master Fund expense ratio) that will be included in the Financial Highlights section of the financial statements in the Master Fund’s annual reports. The financial statements that will appear in the Master Fund’s Shareholder reports will depict the Master Fund’s direct expenses, but will not include in expenses the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

The following example is intended to help you compare the cost of investing in the Master Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Master Fund.

Example

You would pay the following fees and expenses on a $1,000 investment in the Master Fund, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$265	$423	$759

The example is based on the anticipated fees and expenses incurred by the Master Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management and (in the case of Investment Funds) incentive fees borne directly (and indirectly) by the Master Fund.

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Master Fund was established as a business trust under the laws of the State of Delaware.  The Master Fund’s investment adviser is Salient Advisors, L.P. (the “Adviser”).

Shares in the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act. Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that are persons who are “accredited investors,” as defined in Regulation D under the Securities Act.  The Registrant may decline to accept any investment at its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

The Master Fund’s objective is to seek an absolute return (“Absolute Return”).  Absolute Return generally describes a style of investing that endeavors to produce positive returns regardless of overall market trends, with volatility more typically associated with fixed income instruments such as U.S. government bonds or Treasurys or investment grade corporate bonds. An Absolute Return is a consistent real return, or a return above inflation net of fees and expenses.  The strategy used for the Master Fund in seeking an Absolute Return is to invest its assets across a variety of Investment Funds and thereby to attempt to generate positive returns regardless of the overall direction of various markets, including equity, fixed income, currency and commodity markets although there can be no assurance that the Master Fund will achieve its investment objective.  Such a strategy contrasts with strategies that depend more heavily on market directionality to generate returns and are generally designed to outperform specific benchmarks or indices (or a mixture or group of such benchmarks or indices).

The Master Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of the Shareholders.  Except as otherwise stated herein, the investment policies, asset allocation ranges, strategies and restrictions of the Master Fund are not fundamental and may be changed by the Board without the approval of the Shareholders.  The Master Fund’s principal investment policies and strategies are discussed below.

Styles and Strategies Utilized by Investment Funds. The strategies employed by the Investment Funds (and, by extension, the Master Fund) fall into three primary categories (“Styles”) and several secondary categories (“Strategies”). In addition to benefiting from the Investment Funds’ investment managers’ (“Investment Managers”) individual investment strategies, the Master Fund expects to achieve the benefits of making a broad allocation of its assets among a carefully selected group of Investment Managers employing various Styles and Strategies. The Adviser expects that by investing through multiple Investment Managers employing various Styles and Strategies, the Master Fund may reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Investment Managers, Styles and/or Strategies. Investment Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, real estate, financial futures, fixed income, debt-related instruments and other derivative products.

The Styles and Strategies are:

Event-Driven Style. Strategies within the Event-Driven Style are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an Event-Driven Strategy is to identify securities, which may include common or preferred stock as well as many types of debt, with a favorable risk-reward ratio based on the probability that a particular event will occur.  Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation). Event-Driven Strategies employed by Investment Funds are categorized as follows:

Merger or Risk Arbitrage. The Merger or Risk Arbitrage strategy involves taking short and long investment positions, respectively, in the stock of acquiring and target companies upon the announcement of an acquisition offer.  Acquisitions are typically paid for in stock, cash or a combination thereof.  Thus, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof.  Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement.  When the announcement is made, the Target’s stock price will typically increase, but still trade at a discount to the price being offering by the Acquiror.  This discount – and the size of the discount – is principally a function of three factors: (a) the risk that the acquisition will close; (b) the time frame for closing (i.e., the time value of money); and (c) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors.  Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and short shares of the Acquiror in a stock for stock transaction.  When the deal closes, the risk premium vanishes and the Investment Fund’s profit is the spread.  This strategy is somewhat cyclical, since it requires a supply of corporate mergers and acquisitions to deploy capital.

Distressed Investments or Special Situations. Distressed investments include investments in securities issued by companies that are experiencing difficult business conditions, including bankruptcy. In many cases, securities issued by such companies over-correct and trade at levels below their value in a liquidation or acquisition scenario. Special situations investments are similar to distressed investments in that they are typically made in securities that the buyer perceives to be undervalued for one reason or another; however, these companies are not in, and do not appear to be on the brink of, bankruptcy. An example of a Special Situations trade is the purchase of a security issued by a company that the Investment Manager believes is a likely acquisition target.

Other. Event-Driven Style Sub-Strategies that do not fit in the two categories defined above are included in the Other Event-Driven category. Examples of such a strategy are trades centered around restructurings, spinoffs, significant litigation, and private investments in public equities, transactions where companies issue securities directly to private investors instead of raising capital through an initial public offering or a secondary public offering.

Relative Value Style. Strategies within the Relative Value Style employed by Investment Funds are categorized as follows:

Equity Market Neutral or Statistical Arbitrage. Investment Funds that employ Equity Market Neutral or Statistical Arbitrage Strategies purchase certain equity securities and simultaneously sell short other equity securities in an attempt to isolate risk to the relative value of one security or basket of securities as compared to another security or basket of securities and eliminate general market risk.  Generally, Investment Managers who use fundamental analysis to establish the relative values of the securities in their portfolios are categorized as Equity Market Neutral, while those who use quantitative models to establish the relative values are categorized as Statistical Arbitrage.

Capital Structure, Convertible or Volatility Arbitrage. Capital Structure Arbitrage is utilized by Investment Managers to exploit perceived pricing inefficiencies within a company’s capital structure. An Investment Manager employing Capital Structure Arbitrage analyzes the various securities issued by a company, including common and preferred equity, convertible securities, various forms of senior and junior (typically unsecured) debt, and then establishes a long position in a security that is more attractive on a relative basis to another security in which a short position is established. In a successful trade, the long security appreciates in price relative to the shorted security and the Investment Manager then closes the trade at a profit. This strategy is market neutral because it can be profitable even if both securities decline in value (as long as the shorted security declines more than the purchased security). Companies that are distressed are often targets in this Strategy because of the potential for significantly different recover values for different types of securities in the event of a bankruptcy, but healthy companies with complex balance sheets are also fertile ground for Capital Structure Arbitrage trades.

Convertible Arbitrage is really a sub-Strategy within Capital Structure Arbitrage that involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter (“OTC”) derivative position in, the common stock of the issuer of such debt instrument.  Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature).  The Master Fund may invest in one or more Investment Funds with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and foreign issues), sectors, credit ratings, and market capitalizations. This Strategy is cyclical because the opportunity set is dependent on sufficient issuance of convertible securities.

Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies.  As a stand-alone Strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets.  There are several well-defined related securities and/or asset classes that Volatility Arbitrage Investment Managers typically follow to determine when they are out of their historical trading ranges.  By continually monitoring these relationships, the Investment Manager can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship.  As an adjunct Strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies.  Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models.

Fixed Income or Credit Arbitrage.  Fixed Income or Credit Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.  Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, U.S. government agency securities (“Agencies”) relative to U.S. Treasurys of comparable duration and liquidity).  An example of a Fixed Income Arbitrage position consists of a long position in a higher yield, and therefore lower-priced, security and a short position in a lower yield, higher priced security.  For example, Agencies of a similar duration of U.S. Treasurys have, over time, established a relatively well-defined trading range and carry a higher interest rate or yield.  When Agencies trade at a discount to this range (e.g., when there is discussion about whether Agencies should continue to receive a U.S. government guarantee), Agencies will trade at a higher than normal discount to U.S. Treasurys (reflected by a higher current yield in Agencies).  Accordingly, an Investment Manager will buy the Agencies and then short the U.S. Treasurys.  When the spread narrows or becomes more in line with historical norms, the Investment Manager generates a profit by closing its position, i.e., selling the Agencies and buying the U.S. Treasurys.  In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates.  As this interest rate exposure is hedged out, these Strategies generally exhibit little to no correlation to the broader equity and bond markets.  There can be no assurance that any such hedging techniques will be successful or that the hedging employed by an Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income or Credit Arbitrage may also include buying fixed income or yield-bearing instruments with a higher coupon or yield and shorting a shorter duration instrument with a lower coupon.  An Investment Fund makes a spread on the difference between the higher yielding long position and the lower yielding short position.  Investment banks may allow an Investment Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).  The principal risk in this Strategy is of rising interest rates, which often result in a greater decline in the value of the long position than in the short position.  In such a case, the Investment Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss.  Depending on the level of leverage and the duration of the long position, the resulting loss of capital could be significant.

Other. Relative Value Strategies that do not fit in the two categories defined above are included in the Other Relative Value category.

Other Style. Strategies that are neither Event-Driven nor Relative Value are categorized as Other Strategies, as follows:

Global Macro.  Investment Managers utilizing Global Macro Strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments.  These strategies may include positions in the cash, currencies, futures and forward markets.  These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing.  Trading positions are generally held both long and/or short in both U.S. and foreign markets.  Global Macro Strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.  With a broader global scope, returns for a Global Macro Strategy generally exhibit little to no correlation to those of broader domestic equity and bond markets.  There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Currencies or Commodities. Various Strategies involving the use of currencies and commodities may be employed by Investment Managers. These Strategies may or may not employ hedging techniques, but in either case to qualify for inclusion in the Master Fund, the strategy must be designed to generate returns with relatively low levels of volatility.

Other. Strategies that do not fit in the two categories defined above are included in the Other category.

Portfolio Construction and Investment Limits. Investment Funds will be classified as either “Core” or “Satellite,” based on the following definitions, all as determined at the time of the Master Fund's investment:

Core Investment Funds. In order to qualify as a Core Investment Fund, the Investment Manager must utilize more than one Strategy and have over $500 million in assets under management.

Satellite Investment Funds. Any Investment Fund that employs only one Strategy is automatically defined as a Satellite Investment Fund. In addition, Multi-Strategy Funds with less than $500 million under management are Satellite Investment Funds.

Investment Limits. The Adviser will invest no more than 15% of the Master Fund’s net assets in any one Core Investment Fund and no more than 8% in any one Satellite Investment Fund.

Performance Benchmarks for the Master Fund.  The Master Fund’s stated annual return target is 5% to 8% real returns, or returns above the risk-free rate of return as defined by U.S. Treasury bills, on average, over a meaningful investment period of at least two to three years. Performance will be measured against this return target and volatility will be measured against a broad fixed income benchmark, such as the Barclays Aggregate Bond Index, that will be more relevant from a risk measurement standpoint.  There can be no assurance that the Master Fund will meet or approach the performance benchmarks from either a return or volatility standpoint.  Past performance of the benchmarks does not necessarily indicate future performance of the Master Fund.

Tax Code Compliance.  The Master Fund is a registered investment company under the Investment Company Act and the Master Fund has elected, and intends to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Access.  Many high quality Investment Funds are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Investment Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Investment Funds. Many of these Investment Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Investment Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

Overlays and Derivatives.  From time to time, the Adviser may decide to use options, swaps, futures, or other derivatives (potentially in a subsidiary of the Master Fund or an account managed by the Adviser), to provide a certain type of exposure for the Master Fund’s portfolio.  There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Capital Allocation Decisions and Portfolio Construction.  The Master Fund expects its assets to be allocated broadly among Styles and Strategies using Core Investment Funds and Satellite Investment Funds under the above range limitations for the allocation of capital at the time of investment. Within these limits, the Adviser has latitude to allocate more or less capital to a particular Style, Strategy or Investment Fund, depending on the Adviser’s belief about the opportunities afforded over a given investment time horizon. In making such asset allocation decisions, the Adviser will consider national and international economic and geopolitical conditions, the risks incident to the Styles, Strategies and Investment Funds, and the relative return opportunities presented by each (among other considerations), and gauge these factors against other opportunities and the need for a broad portfolio to reduce risk (as measured by volatility).

The Master Fund shall strive to maintain a broad allocation of its assets, both with regard to allocation of assets among Investment Managers, Core Investment Funds and Satellite Investment Funds, and also allocation of assets among various Styles and Strategies, as set forth above. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets lowers volatility and helps to mitigate the risk of investment losses, an un-concentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an un-concentrated portfolio may be appropriate for investors that want less volatility in their portfolios and are willing to accept relatively lower, but generally more consistent, returns than portfolios concentrated in a very few Styles, Strategies or Investment Managers/Investment Funds.

Manager Diversification.  The Adviser defines “manager risk” as the risk that an Investment Manager will not generate the returns commensurate with the mean of the Investment Manager’s peer group (i.e., same Style and Strategy) because of: (a) poor fundamental analysis and/or security selection; (b) market timing; (c) management turnover within the Investment Manager; or (d) other factors or circumstances that affected that Investment Manager’s performance specifically that were not caused by market conditions within the Investment Manager’s Style and Strategy generally. Manager risk can be reduced by, among other things, due diligence conducted on the Investment Managers and diversifying across multiple Investment Managers within the same or similar Style and Strategy.

The Adviser, on behalf of the Master Fund, will generally attempt to allocate assets among multiple Investment Managers to achieve an appropriately broad allocation among Styles and Strategies and also among Investment Managers. The Master Fund will limit the percentage of assets that are invested in any one Investment Fund, at the time of investment, to an amount that complies with the limits set forth above and in accordance with any applicable regulatory restrictions.

Many Investment Funds will have exposure to more than one Strategy or Style or may have characteristics of more than one Strategy or Style. Accordingly, there is a wide degree of discretion in how a particular Investment Fund is categorized or in how its capital is allocated among Styles and Strategies in reports compiled by the Adviser. Decisions on how to most appropriately characterize an Investment Fund shall be made by the Adviser, and such decisions shall be final.

The Adviser may, in its discretion and upon approval of the Board, change or modify the Styles and Strategies from time to time.

Due Diligence and Manager Selection.  It is the responsibility of the Adviser to research and identify Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate the Master Fund’s assets among Investment Managers. The Adviser employs an approach to investing that seeks to combine in-depth research and recommendations with portfolio management, risk management, due diligence and management oversight. The Adviser allocates the Master Fund’s assets among Investment Managers using the diverse knowledge and experience of the members of its Investment Committee to assess the capabilities of the Investment Managers and to determine an appropriate mix of Investment Funds. As discussed further below, the Adviser relies upon its Investment Committee to identify potential Investment Fund investments, with one person being designated as having day-to-day investment oversight responsibility for the Master Fund.

In the event that the Master Fund in the future engages one or more sub-advisers, following Shareholder approval, it would also be the responsibility of the Adviser to oversee any such sub-adviser. The Adviser would negotiate the investment sub-advisory agreements, subject to Shareholder approval requirements or SEC exemptive relief from such requirements. There can be no assurance that the Master Fund will seek, or that the SEC will grant, such exemptive relief allowing for the engagement of one or more sub-advisers without Shareholder approval.

Process of Portfolio Construction.  On a regular basis, existing and prospective Investment Managers are reviewed by the Adviser. The review, and potential inclusion of new Investment Managers, will be predicated on the Adviser’s assessment of the current economic climate, capacity issues with respect to existing Investment Funds, performance issues with respect to existing Investment Funds, due diligence and/or other criteria on which Investment Funds and Investment Managers are assessed.

The Adviser employs a multi-step process in which the Adviser develops a pool of Investment Funds to consider for investment.  The Adviser sources potential Investment Funds on an ongoing basis and generates a list of Investment Funds that might qualify for investment by the Master Fund. The Investment Committee will identify potential Investment Funds based on quantitative, qualitative, or other due diligence criteria. The list of potential Investment Funds is reduced to a more manageable number of higher quality funds by running proprietary screens on the group of Investment Funds that rank funds on an overall Style and Strategy basis. The top Investment Funds based on these screens (the “Qualified Pool”) are then subjected to qualitative due diligence, which typically begins with a review of marketing materials and a teleconference with one or more members of the investment and/or investment relations teams at each fund. The Adviser then meets with representatives of each Investment Fund and weighs the quantitative and qualitative results of the due diligence process before deciding to invest, remove the Investment Fund from the Qualified Pool, or leave the Investment Fund on the Qualified Pool list for future consideration. Once a pool of one or more potential Investment Funds has been identified and approved for investment by the Investment Committee, the Investment Committee then determines an allocation for the Master Fund’s assets across the pool.

The Adviser generally intends to employ the above through a multi-step process in structuring and monitoring the Master Fund’s portfolio. The Adviser generally employs the following steps, although the steps may not be conducted in the following order:

First, the Adviser will attempt to develop the Qualified Pool to consider for investment.

Second, the Investment Committee will identify one or more potential Investment Funds based on quantitative, qualitative, or other due diligence criteria.

Third, once a pool of one or more potential Investment Funds has been identified from the Qualified Pool and approved for investment by the Investment Committee, the Committee then determines an allocation for the Master Fund’s assets across the pool, consistent with the limitations then in effect.

Finally, the Adviser intends to monitor, among other things, the overall level of assets managed, the estimated capacity of each Investment Fund, and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made.

The Adviser may invest a portion of the Master Fund’s assets with Investment Managers who may have limited track records and Investment Funds with limited or no operating histories.

Ongoing due diligence includes review of monthly performance and monthly reports (as available) from each Investment Fund as well as conference calls and in-person meetings with Investment Fund personnel.

The Master Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Master Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of the Master Fund’s shares (“Shares”) or facilitate distributions.  Under the Investment Company Act, the Master Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Master Fund would have an asset coverage ratio (as defined in the Investment

Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Investment Funds or for cash management purposes): (i) if repaid within 60 days; (ii) if not extended or renewed; and (iii) that are not in excess of 5% of the total assets of the Master Fund, are not considered the use of investment leverage. In addition to borrowing money, the Master Fund may also incur economic leverage via the use of derivatives. Borrowing requirements generally do not apply to Investment Funds that are not registered under the Investment Company Act. The use of borrowings for investment purposes involves a high degree of risk.

The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund's operations, including preventing the Master Fund from conducting a repurchase of Shares.  In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund.  The following table is designed to illustrate the effect on the return to a Shareholder of leverage in the amount of 10% of the Master Fund's gross assets.  The table assumes hypothetical annual returns of the Master Fund portfolio of minus 10% to plus 10%, and an assumed utilization of leverage in the amount of 10% of the Master Fund's gross assets with a cost of borrowing of approximately 1.73% payable for such leverage based on market rates as of the date of this Prospectus.  The Master Fund's actual cost of leverage would be based on market rates at the time it borrows money for investment leverage, as well as any subsequent rate changes while such borrowings are outstanding, and such actual cost of leverage may be higher or lower than that assumed in the previous example. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Share Return Assuming 10% Leverage	(11.20)%	(5.70)%	(0.17)%	5.33%	10.83%

To the extent permitted by the Master Fund’s fundamental policy on borrowing and the Investment Company Act, the Board may modify the Master Fund’s borrowing policies, including the purposes of borrowings.  The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will likely be senior to those of Shareholders, and the terms of any borrowings may contain provisions that limit certain investments or activities of the Master Fund.

Although the Master Fund’s investment program is designed to produce positive returns regardless of overall market trends with lower volatility over a meaningful investment period of at least two to three years while attempting to minimize risk, the Master Fund’s investment program entails certain significant risks. There can be no assurance that the investment objective of the Master Fund or those of the Investments Funds in which the Master Fund invests will be achieved or that its investment program will be successful. Certain risks associated with an investment in the Master Fund are set forth below.

Risk Allocations

The Adviser will have the discretion to underweight or overweight allocations of assets among various Styles and Strategies, as well as Investment Managers, Core Investment Funds and Satellite Investment Funds, from a risk/reward perspective, although such allocations must generally remain within the above limits. There is no assurance that the Adviser’s decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocations from a risk/reward perspective may not reflect the Adviser’s intended allocations nor comply with the portfolio construction limitations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Master Fund.

Risks of Mis-Categorizing Investment Funds within Styles and Strategies

While the Adviser will attempt to categorize all Investment Funds consistent with the foregoing discussions, certain Investment Funds may fit into more than one category or may not closely resemble any of the foregoing categories. Accordingly, the Adviser has a wide degree of discretion in categorizing Investment Funds within Styles and Strategies or allocating capital among Styles and Strategies in its reports. If the Adviser makes the wrong decision, certain Styles or Strategies may be under- or over-weighted relative to what may have been reported.  Accordingly, the Master Fund’s investment portfolio may be over-allocated or under-allocated to certain Styles or Strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Dependence on the Adviser and the Investment Managers

The Adviser will invest the assets of the Master Fund through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any such key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

The Master Fund also is dependent upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Closed-End Fund; Limited Liquidity

The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Master Fund invests substantially all of its assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Master Fund, may invest all or substantially all of its assets in illiquid investments (as is the Master Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Investment Funds, which generally are illiquid.

An investment in Master Fund provides limited liquidity because the Shares are not freely transferable and Shareholders may not cause the Master Fund to redeem their Shares. As described below, the Master Fund may offer to repurchase Shares from Shareholders. Distributions of proceeds upon the repurchase of a Shareholder’s Shares may be subject to restrictions imposed upon withdrawals under the terms of the Investment Funds or, in the event that the Master Fund’s and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Master Fund’s assets are invested. An investment in the Master Fund is suitable only for those investors that do not need liquidity.

Payment for repurchased Shares of the Master Fund may require the Master Fund to liquidate its investments in Investment Funds earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses and increased fees, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and portfolio turnover resulting from the repurchase of Shares.

Shares Not Listed; Repurchases of Shares

The Master Fund does not intend to list its Shares for trading on any securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Master Fund is a closed-end investment company, its Shares will not be redeemable at the option of Shareholders and they will not be exchangeable for shares or interests of any other fund. Although the Board may, in its sole discretion, cause the Master Fund to offer to repurchase outstanding Shares at their NAV, and the Adviser expects to recommend that the Board do so on a quarterly basis with a Valuation Date (as defined below in “REPURCHASES OF SHARES”) on or about March 31, June 30, September 30 and December 31 of each year, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which Shareholders must accept the Master Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Master Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Master Fund’s NAV may fluctuate significantly between the time that they accept the Master Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to accept the Master Fund’s offer to repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Master Fund for purposes of effecting such repurchases.

Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Master Fund. Also, because Shares will not be listed on any securities exchange, the Master Fund is not required, nor intends, to hold annual meetings of its Shareholders.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company. This means that there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Master Fund’s capital broadly among multiple Investment Funds. As a consequence of a potential large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Master Fund’s capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

No Operating History

The Master Fund (which is the successor to a predecessor private fund) has a limited operating history. Certain of the Investment Funds in which the Master Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Investment Managers of such Investment Funds and their Investment Managers. However, past investment performance may not be indicative of the future results of an investment in such an Investment Fund. The results of other investment funds or accounts managed by the Adviser (or by Investment Managers) which have or have had an investment objective similar to or different from that of the Master Fund (or an Investment Fund in the case of Investment Managers) are not indicative of the results that the Master Fund  (or an Investment Fund) may achieve.

Ability to Borrow

The Master Fund is not intended to be a significantly leveraged vehicle, although the Master Fund may borrow money to purchase portfolio securities and for portfolio management purposes.  To the extent that the Master Fund is not able to borrow, or enter into a credit facility of an appropriate size, such inability to borrow could adversely impact the Master Fund’s operations to the extent that the Master Fund needed to access borrowed funds.

Governmental, Legal, Tax and Regulatory Risks

The global financial markets have undergone, and in many respects are continuing to undergo, pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has, in certain cases, been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Master Fund. For example, the regulatory and tax environment for Investment Funds and for derivative instruments in which Investment Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the Master Fund.  For example, the SEC for a period banned short selling in 2008, which disrupted many Investment Funds that used such strategies, and uncertainty surrounding certain derivatives and potential regulation of derivatives may materially adversely affect the value of derivative instruments held by the Investment Funds or the Master Fund and the ability of the Investment Managers or the Adviser to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Master Fund to pursue investment objectives or strategies. In particular, Congress has held hearings regarding potential restructuring of U.S. financial regulations, taxation policy as it relates to leveraged investors, tax-exempt investors and private funds, and the SEC has recently engaged in a general as well as specific investigations of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of private funds. Due to recent events in the markets, regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Master Fund’s investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Investment Funds or the Master Fund and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Master Fund in order to seek to obtain higher returns. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets; any such increased regulation could be materially detrimental to the performance of the Master Fund.

Significant Selling Agents; Substantial Repurchases; Change in Control of the Master Fund

To the extent that substantial numbers of investors have a relationship with any particular Selling Agent, such Selling Agent may have the ability to influence investor behavior, which may affect the Master Fund. To the extent that any such Selling Agents or other financial intermediaries exercise collective influence over such investors’ decisions to request repurchases of Shares, the Master Fund may make larger repurchase offers than would otherwise be the case. Substantial acceptance of the Master Fund’s offers to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Master Fund and the value of Shares. Similarly, if such Selling Agents or other financial intermediaries exercise collective influence over Shareholders’ voting of Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser to the Master Fund. If effected, such changes could have a material adverse effect on the performance of the Master Fund and the value of Shares. In addition, the global financial markets have undergone, and to an extent are currently undergoing, pervasive and fundamental disruptions, which have led to departures of brokers and financial advisors employed at Selling Agents and other financial intermediaries. This may have an uncertain but potentially adverse impact on the  Fund.

Special Considerations Applicable to Purchases of Shares

The Master Fund may accept purchase orders for Shares as determined by the Board, in its sole discretion. Additional purchases may dilute the indirect interests of existing Shareholders in the Master Fund’s investment portfolio prior to such purchases, which could have an adverse impact on the existing Shareholders’ Shares in the Master Fund if future Fund investments underperform the prior investments. In addition, it is expected that Investment Managers may structure performance-based compensation so that compensation is paid only if gains exceed prior losses. Appreciation in the net assets managed by an Investment Manager at any given time will be shared pro rata by all of the Shareholders at such time, not just those who were Shareholders at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to an Investment Manager until its gains exceed its prior losses will not be taken into account in determining the NAV of the Master Fund. Such value to existing Shareholders will be diluted by new sales of Shares, because the new Shares will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

In addition, Shares represent beneficial interests in an operating fund that may have significant open positions. Since these Shares will share in open positions which may have been held by the Master Fund for some period of time prior to the issuance of the additional Shares, the application of the relevant Investment Manager’s trading approach to such positions may have a qualitatively different effect on the performance of the additional Shares than it does on the performance of previously issued Shares. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As subsequent purchasers of Shares will not have received the benefit of any profits on open positions prior to the date on which they purchase the Shares, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Shares will not have had the benefit of any such profit prior to the date on which they were issued, Shareholders holding such Shares may find themselves liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager “taking profits,” none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

Special Tax Risks

Special tax risks are associated with an investment in the Master Fund. The Master Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Master Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in an Investment Fund only at certain times specified by the Investment Fund’s governing documents. While relevant provisions also afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Master Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Master Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Master Fund’s Shares and the amount of the Master Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability

The Master Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  If the Master Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the initial period ending October 31, 2010 and the twelve month period ending October 31 of subsequent calendar years, plus any such amounts that were not distributed in previous calendar years, then the Master Fund will be subject to a nondeductible 4% excise tax with respect to the Master Fund’s undistributed amounts.

In addition, the Master Fund invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Master Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Master Fund. See “TAX ASPECTS.”

This section discusses certain risks related to the fact that the Master Fund generally invests in Investment Funds.

Investments in the Investment Funds Generally

Because the Master Fund invests in Investment Funds, the value of an investment in the Master Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAV of the Master Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered

The Investment Funds in which the Master Fund invests will generally not be registered as investment companies under the Investment Company Act. Therefore, the Master Fund will not be entitled to the protections of the Investment Company Act with respect to investments in unregistered Investment Funds. In addition, the Investment Managers of the Investment Funds in certain cases may not be registered as investment advisers under the Advisers Act.  Therefore, the Master Fund as an investor in the Investment Funds managed by such Investment Managers will not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Investment Manager registers, there is a risk that the Investment Manager may not comply with the requirements of the Advisers Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements. The Investment Funds may not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Master Fund will invest may and often will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets, as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.  In this regard, although the Adviser performs initial and continuing due diligence, there remains a risk of Investment Manager fraud and/or misconduct that could subject the Master Fund to losses.

Investment Funds Generally Non-Diversified

Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified, and this may negatively impact the NAV of the Master Fund.

Investment Funds’ Securities Are Generally Illiquid

The securities of the Investment Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund, when it is able to redeem, might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

Industry Trend Towards Longer Lock-Ups; Modification of Portfolio Liquidity Requirements

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund, which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed.

Valuation of Investments in Investment Funds

The valuation of the Master Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator (as defined below), in many cases based on information provided by the Investment Managers or third party administrators of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Master Fund has established a Valuation Committee of its Board, which oversees the actions of the "Adviser’s Valuation Committee."  The Adviser’s Valuation Committee is composed of members of the Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund’s investments, as the valuation of the Master Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by all Investment Managers, neither the Adviser’s Valuation Committee, the Independent Administrator, nor the Adviser can confirm or review the accuracy of valuations provided by Investment Managers or their administrators.

If an Investment Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to redeem or otherwise dispose of interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Adviser’s Valuation Committee will determine the value, and may discount the value of the interests, if deemed to be the estimated fair value of such holding in keeping with the Master Fund’s valuation procedures.

Multiple Levels of Fees and Expenses

Although, in many cases, investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing indirectly in Investment Funds, Shareholders bear asset-based fees at the Master Fund level in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, Shareholders bear a proportionate share of the fees and expenses of the Master Fund (including management fees, expenses, operating costs, sales charges, brokerage transaction expenses (if any), and administrative and servicing fees) and, indirectly, similar expenses of the Investment Funds. Thus, a Shareholder may be subject to higher operating expenses than if he, she or it invested in an Investment Fund directly or in a closed-end fund that did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Master Fund and its Shareholders, even if the Master Fund’s overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average NAV of the Master Fund’s investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight. In addition, if performance of an Investment Fund falls, Investment Fund expenses may increase as a percentage of gross returns, which could result in disproportional decreases in the Master Fund’s performance. Also, if Investment Fund performance and/or assets under management decrease yet the funds expenses fail to decrease proportionally, the Master Fund's allocable share of such funds operating expenses could increase, thus negatively impacting the Master Fund's performance.

Duplicative Transaction Costs

Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

Investment Managers Invest Independently

The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

Turnover

The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund.

Affiliate Funds

The Master Fund may invest in Investment Funds sponsored, managed or co-managed by certain affiliates, subject to obtaining required exemptive relief from the SEC and an affirmative vote of a majority of the Independent Trustees. Such an investment may create a conflict of interest between the Master Fund and the affiliate that has sponsored or is managing or co-managing such Investment Fund. The Independent Trustees will review, among other things, such conflicts of interest in determining whether to approve such investment. However, the Adviser reserves the right to manage certain portions of the Master Fund’s portfolio directly where it has a specific competency do so.

Inability to Vote

The Master Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Adviser) in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Master Fund may hold non-voting interests, the

Investment Company Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund.

Waiver of Voting

Although the Adviser does not expect that a significant number of waivers of voting rights will be undertaken, the Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board. Waiving such rights may allow the Master Fund to make an additional investment in an Investment Fund that could be deemed a portfolio affiliate of the Master Fund, in the absence of a waiver, where such investment in such Investment Fund is determined to be desirable and in the best interests of the Master Fund. A waiver could allow an additional investment where it was determined that an existing investment in the same fund by a Master Fund affiliate could otherwise prevent such an investment. Any waiver may be undertaken as an irrevocable contractual agreement to waive or limit the Master Fund’s ability to vote with regard to the election or removal of Investment Fund directors (or their equivalent).

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments

Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Master Fund’s assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Shares to others would dilute the indirect participation of existing Shareholders with such Investment Manager.

Limitations on Ability to Invest in Investment Funds

In the event that the Master Fund is able to make investments in Investment Funds (including RICs) only at certain times, the Master Fund may invest any portion of its assets that is not invested in Investment Funds in short-term debt securities or money market securities pending investment in Investment Funds. During the time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the investment objective of the Master Fund. In addition, for temporary defensive or operational reasons, at times the Adviser may vary the investment allocations in the Master Fund by adjusting the allocation to cash or cash equivalents rather than being fully invested in Investment Funds.

Indemnification of Investment Funds and Investment Managers

The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Shares.

This section discusses the types of investments that are expected to be made by the Investment Funds (or potentially by the Master Fund directly) and the principal risks associated with such investments. In general, these principal risks exist whether the investment is made by an Investment Fund or by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Leverage

The Master Fund may use leverage to pay operating expenses, to repurchase Shares or pay dividends/distributions (while awaiting proceeds from redemptions in underlying Investment Funds) and for certain other purposes including general investment and working capital purposes. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage will increase the volatility of the Master Fund’s investments. In addition, certain of the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Master Fund’s investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Master Fund may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Master Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

The rights of any lenders to the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will likely be senior to those of the Shareholders or the investors in the Master Fund or such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund or the Investment Funds, including the ability to make distributions or to repurchase Shares.

Highly Volatile Markets

The prices of an Investment Fund’s investments, and therefore the NAVs of the Master Fund’s Shares, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Equity and Equity-Related Instruments

Investment Funds and the Master Fund may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Master Fund may increase or decrease.

Short Selling

Investment Funds and the Master Fund may engage in short selling. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, regulation modifying, preventing and/or limiting short sales may adversely affect the ability of certain Investment Funds or the Master Fund to meet their objectives.

Fixed Income Securities

Investment Funds and the Master Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds; and mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans. In addition, substantial defaults on underlying mortgages or other assets may occur, and the risks of such defaults have increased due to recent and continuing economic turmoil.

Fixed Income Risk

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and certain investments have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Master Fund.

High Yield Debt; Distressed Debt

High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Investment Funds and the Master Fund may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interests payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation as well as turbulence in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds and the Master Fund invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer: (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Master Fund does not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, that the Investment Fund or any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of foreign issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Foreign Investments

Investment Funds and the Master Fund may invest in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a foreign company than a U.S. company. There also is less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in foreign countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of foreign governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets

Investment Funds and the Master Fund may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk

Investment Funds and the Master Fund may invest in equity and equity-related securities denominated in foreign currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Money Market and Other Liquid Investments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. From time to time, the Master Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Master Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Restricted and Illiquid Investments

Investment Funds and the Master Fund may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities. Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund to substantial losses. This could also impair the Master Fund’s ability to repurchase Shares in a timely manner.

Convergence Risk

The Master Fund may invest in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund may incur significant losses.

Corporate Event Risks

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks

The issuers of securities acquired by Investment Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.  In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small and Mid-Capitalization Companies

Investment Funds and the Master Fund may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies.

Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies.

Exchange Traded Funds

The Master Fund and Investment Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, an Investment Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Master Fund indirectly would bear by investing in the Investment Fund. These expenses would be in addition to the fees and other expenses that the Master Fund or Investment Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Risks Associated with Derivative Instruments Generally

Investment Funds and the Master Fund may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

An Investment Fund’s or the Master Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund or the Master Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund or Master Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s or the Master Fund’s performance. If an Investment Fund or the Master Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s or Master Fund’s return or result in a loss. An Investment Fund or the Master Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund or the Master Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

If the other party to a derivative (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.  If a derivative contract calls for payments by the Investment Fund, it must be prepared to make such payments when due.  In addition, if the Counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Investment Fund.  Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

The Master Fund’s or the Investment Funds’ engagement in these transactions involves risk of loss to the Master Fund that could materially adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular derivative contract at any particular time.

The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

Investment Funds and the Master Fund may enter into forward contracts, which involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds and/or the Master Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund and the Master Fund.

Swap Agreements

Investment Funds and the Master Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Structured Securities

Investment Funds and the Master Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

Investment Funds and the Master Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund or the Master Fund will usually have a contractual relationship only with the Counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the Counterparty to the derivative, the Investment Fund will be treated as a general creditor of such Counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the Counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one Counterparty subject the Investment Fund, and/or the Master Fund, to an additional degree of risk with respect to defaults by such Counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges

Investment Funds and the Master Fund will be exposed to the credit risk of the Counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds or the Master Fund effects their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent that an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two Counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a Counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “Counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of Counterparties, the lack of any independent evaluation of the Counterparties’ financial capabilities or their creditworthiness, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund.

In addition, certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or Counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

Growth Stock Risk

Certain Investment Funds invest in “growth” stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk

Certain Investment Funds invest in “value” stocks. An Investment Manager to an Investment Fund may be wrong in its assessment of a company’s value and the stocks the Investment Fund holds may not reach what the Investment Manager believes are their full values. A particular risk of an Investment Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Investment Fund’s relative performance may suffer.

Convertible Securities Risk

Certain Investment Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Investment Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Arbitrage Strategies Risk

Certain Investment Funds may invest in various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage. Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets. Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors. Such investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Global Macro Investing Risk

Investment Managers using Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. Such strategies rely on the use of, among other things, currency and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct.

Long/Short Public Equity

The Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. The strategy may rely on the use of derivatives, leverage and a number of assumptions about the intrinsic value of publicly traded equity instruments. There can be no assurance that such assumptions will prove to be correct or that the strategy will be implemented correctly.

Energy/Natural Resources Investing Risk

The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies may also be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Real Estate

Investing in real estate, including REITs, may subject the Master Fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity

Investment Funds may make private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying investments may tend to be less liquid than other types of investments. Attractive investment opportunities in private equity may occur only periodically, if at all.  The Master Fund may, but does not anticipate, investing in private equity vehicles.

Investment Funds’ Investment Strategies

Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation.  There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure

The above discussions relating to various principal risks associated with the Master Fund, Shares, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund.  In addition, as the Master Fund’s investment program or market conditions change or develop over time, an investment in the Master Fund may be subject to risk factors not currently contemplated or described herein.

IN VIEW OF THE RISKS NOTED ABOVE, THE MASTER FUND SHOULD BE CONSIDERED A LONG-TERM AND ILLIQUID INVESTMENT AND INVESTORS SHOULD INVEST IN THE MASTER FUND ONLY IF THEY CAN MEET THEIR FORESEEABLE LIQUIDITY NEEDS WITH RESOURCES OUTSIDE OF AN INVESTMENT IN THE MASTER FUND.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE MASTER FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE MASTER FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

ITEM 9. MANAGEMENT

ITEM 9.1(a) The Board has overall responsibility for the management and supervision of the business operations of the Master Fund and monitoring and overseeing the Master Fund’s investment program. A majority of the Trustees are Independent Trustees as defined in the Investment Company Act.  To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Master Fund, the Adviser or any committee of the Board.

ITEM 9.1 (b)     Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund and the selection of the Investment Funds and Investment Managers with which the Master Fund invests its assets pursuant to the Investment Management Agreement (as defined below).

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has its principal offices at 4265 San Felipe, Suite 800, Houston, Texas 77027.  The Adviser, which is a Texas limited partnership, is owned by Salient Partners, L.P. (“Salient”), a Houston-based investment firm that advises or consults on over $7.8 billion in assets as of December 31, 2009.  The Adviser's Investment Committee members responsible for management, selection and oversight of the Master Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Adviser and its personnel maintain relationships with a large number of Investment Managers. The Adviser believes that, among other things, as a result of these contacts the Master Fund should have access to a large number of Investment Funds from which to select. The Investment Committee is comprised of John A. Blaisdell, Andrew B. Linbeck, Jeremy L. Radcliffe and A. Haag Sherman.  Mr. Radcliffe will have day-to-day investment oversight responsibility for the Master Fund.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee, accrued monthly and payable quarterly in arrears, equal to 0.75% on an annualized basis of the Master Fund’s average net assets as of each month-end (“Investment Management Fee”). In the case of a partial month, the Investment Management Fee is based on the number of days during the month in which the Adviser invested Master Fund assets. The Investment Management Fee is paid to the Adviser out of the assets of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund. The Investment Management Fee is computed as a percentage of the average net assets of the Master Fund, valued based on the net assets of the Master Fund as of the last business day of each month, and is due and payable in arrears within five business days after the end of the quarter. Net assets mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

ITEM 9.1 (c)     The personnel of the Adviser who have primary responsibility for management of the Master Fund are:

John A. Blaisdell (Managing Director) - John A. Blaisdell is a Managing Director of Salient where he provides client services to many of Salient’s major accounts.  Prior to joining Salient in 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to 2002.  At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities.  Prior to joining Wincrest, Mr. Blaisdell was a partner, President and COO of Leisure Management International (“LMI”) for seven years.  Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world.  Mr. Blaisdell has served on the Board of Directors of many public, private and charitable organizations in Florida, Texas, and New Mexico.  Mr. Blaisdell received a B.S. from Barry University in 1983 and an M.B.A. from the University of Miami in 1987.

Andrew B. Linbeck (Managing Director) - Andrew B. Linbeck is a Managing Director of Salient, where he provides client services for Salient’s major accounts.  Prior to forming Salient Partners in 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002.  Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998.  He began his career in the financial services industry in 1987 at Kidder, Peabody & Co.  He serves on the boards of and is an advisor to several non-profit organizations.  Mr. Linbeck received a B.A. from the University of Notre Dame in South Bend, Indiana in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

Jeremy L. Radcliffe (Managing Director) - Jeremy L. Radcliffe has day-to-day investment oversight responsibility for Master Fund.  He is also a Managing Director of Salient, where his primary responsibility is managing the daily operations of the firm’s investments division.  Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002.  A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an A.B. in Classics while specializing in Latin as well as Roman history and architecture.

A. Haag Sherman (Managing Director)  - A. Haag Sherman is a Managing Director of Salient, where he oversees the investment group, focuses on developing investment programs and manages retail distribution of Salient’s investment programs.  Prior to co-founding Salient Partners in 2002, Mr. Sherman was a partner and executive officer of Redstone where he focused on private equity investments and alternative investments, from 1998 through 2002.  From 1996 to 1998, Mr. Sherman was employed at PaineWebber, Inc., ultimately as a part of its Redstone Consulting wealth advisory group.  Mr. Sherman began his career in the audit department of Price Waterhouse and, after law school, practiced law in the Houston office of Akin, Gump, Strauss, Hauer & Feld, LLP, where he specialized in mergers and acquisitions and corporate securities transactions.  Mr. Sherman is an honors graduate of the University of Texas School of Law (J.D., 1992) and a cum laude graduate of Baylor University (BBA in Accounting and Economics, 1988) and is also a CPA and a member of the State Bar of Texas.

The Adviser and certain other entities controlled by Salient manage investment programs that are similar to that of the Master Fund, and the Adviser and/or Salient in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Master Fund’s.

A discussion of the factors considered by the Trustees when approving the Investment Management Agreement will be contained in the shareholder report of the Master Fund covering the six-month period during which any such approval occurred.

Salient Capital, L.P. acts as placement agent for the Master Fund.

ITEM 9.1(d) Citi Fund Services Ohio, Inc. serves as the independent administrator (“Independent Administrator”) of the Master Fund and has the responsibility for providing administrative services, including dividend reinvestment administration and transfer agent services, and for assisting the Master Fund with its operational needs, pursuant to an administration agreement. In consideration for these services, the Master Fund pays the Independent Administrator a monthly administration fee based on the month-end net assets of the Master Fund (“Administration Fee”). In addition, the Independent Administrator charges a fee for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses. Part B provides additional information about the Independent Administrator.

ITEM 9.1 (e) JPMorgan Chase Bank, National Association (the “Custodian”) serves as custodian for Master Fund.  Pursuant to a custodian agreement (“Custodian Agreement”), the Custodian maintains custody of the Master Fund’s assets and is paid a fee for such services.  The Custodian is also entitled to reimbursement of certain expenses.

ITEM 9.1 (f) The Master Fund pays all of its expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The Master Fund’s fees and expenses will decrease the returns of the Master Fund. The SAI provides additional information about the Master Fund’s expenses.

The Master Fund’s offering expenses, which are separate from and in addition to those fees previously discussed and which include among other expenses, the cost of preparing this N-2, will be amortized over a period of twelve months or less upon commencement of operations.

The Investment Funds will incur various fees and expenses in connection with their operations. In addition, the Master Fund will pay management and incentive or performance based fees to the Investment Funds, which effectively reduce the investment returns of the Investment Funds and thus the returns of the Master Fund.  These expenses and fees are in addition to those incurred by the Master Fund directly.

ITEM 9.1 (g) AFFILIATED BROKERAGE

Not applicable.

ITEM 9.2. NON-RESIDENT MANAGERS

Not applicable.

ITEM 9.3 CONTROL PERSONS

See response to item 19 below. To the extent that any investor is the beneficial owner of more than 25% of the outstanding Shares (by value) of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the Investment Company Act.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1. CAPITAL STOCK

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the Investment Company Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of Master Fund’s business, and may not act for or bind the Master Fund.

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Master Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares.  Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Master Fund).  A Shareholder is free to change this election at any time.  If, however, a Shareholder requests to change its election within 60 days prior to a distribution, the request will be effective only with respect to distributions after the 60 day period.  A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment.  A request must be received by the Master Fund before the record date to be effective for that dividend or capital gain distribution.  The Master Fund may terminate the DRP at any time upon written notice to the participants in the DRP.  The Master Fund may amend the DRP at any time upon 30 day’s written notice to the participants.  Any expenses of the DRP will be borne by the Master Fund.

No Shareholder (or other person holding Shares (or portions thereof) acquired from a Shareholder) will have the right to require the Master Fund to redeem its Shares or any portion thereof. No public market exists for trading Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Master Fund, as described below. The Board, from time to time and in its sole discretion, may determine to cause the Master Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Master Fund will make repurchase offers, if any, to all investors in the Master Fund on similar terms.

Subject to the discussion above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of the Master Fund’s outstanding Shares. If a repurchase offer is oversubscribed by Shareholders, the Master Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Master Fund should offer to repurchase Shares pursuant to written requests, the Board will consider the recommendation of the Adviser. The Adviser expects to recommend quarterly repurchases with Valuation Dates (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In determining whether to accept the Adviser’s recommendation (in whole or in part), the Board considers the following factors, among others:

—	whether any Shareholders have requested to tender Shares or portions of Shares to the Master Fund;

—
as discussed in more detail below, the composition and liquidity of the Master Fund’s assets (including fees and costs associated with the Master Fund’s withdrawing from Investment Funds and/or disposing of assets if any allocated to sub-advisers);

—	the investment plans and working capital of the Master Fund;

—	the relative economies of scale of the repurchase requests with respect to the size of the Master Fund;

—	the past practice of the Master Fund in repurchasing Shares;

—	the availability of information as to the value of the Master Fund’s interests in underlying Investment Funds;

—	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

—	the anticipated tax consequences of any proposed repurchases of Shares.

The Master Fund will conduct a repurchase offer only if the Board determines that payment for tendered shares would not disrupt the Master Fund’s investment program or adversely affect shareholders that remain invested in the Master Fund.

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund, which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed, or require that the Master Fund modify its current liquidity guidelines.

The Board will determine if the Master Fund will offer to repurchase Shares (or portions of Shares) pursuant to written tenders only on terms that the Board deems to be fair to the Master Fund and the Shareholders. The amount due to any Shareholder whose Shares (or portion thereof) are repurchased will be equal to the Master Fund’s NAV per the Share being repurchased, as of the Valuation Date (as defined below). If the Board determines that the Master Fund will offer to repurchase Shares, notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Master Fund, and contains other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Master Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Master Fund upon a repurchase of Shares will be made in part or in whole in cash or securities of equivalent value. The Master Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Master Fund or the Shareholders, or if the Master Fund had received distributions from Investment Funds in the form of securities that are transferable to the Shareholders. Securities that are distributed in-kind in connection with a repurchase of Shares may be illiquid.  Any in-kind distribution of securities will be valued in accordance with the Master Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the possibility that the Master Fund may have to effect withdrawals from those Investment Funds to pay for Shares being repurchased, the Master Fund expects to employ the following repurchase procedures:

—
The value of Shares (or portions thereof) being repurchased will be determined as of a date, determined by the Board in its sole discretion, which under normal circumstances, would not be earlier than 30 days after the Expiration Date (the “Valuation Date”). As discussed above, the Adviser expects that it will recommend to the Board that the Master Fund repurchase Shares quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year.

—
The initial payment (the “Initial Payment”) in respect of a repurchase will be made in an amount equal to at least 95% of the estimated value of the repurchased Shares (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of: (1) approximately the 35th day after the Valuation Date; or (2) in the sole discretion of the Adviser, if the Master Fund has requested withdrawals of capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Master Fund from the Investment Funds (the “Investment Fund Payment Date”).

—
The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of: (1) the value of the repurchased Shares (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Master Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred; over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Master Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Master Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

—
Although the amounts required to be paid by the Master Fund will generally be paid in cash, the Master Fund may, under certain limited circumstances, pay all or a portion of the amounts due by an in-kind distribution of securities.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Master Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Master Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Master Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Trustees, that such suspension, postponement or termination is advisable for the Master Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Master Fund to dispose of its investments, to determine the value of its net assets, or other unusual circumstances as determined in the Board's sole discretion.

Each Shareholder whose Shares (or portion thereof) have been accepted for repurchase will continue to be a Shareholder of the Master Fund until the Valuation Date (and thereafter if its Share are repurchased in part) and may exercise its voting rights with respect to the repurchased Shares (or portion thereof) until the Valuation Date. Moreover, the Shares held by a Shareholder whose Shares (or portion thereof) have been accepted for repurchase will reflect the net profits or net losses of the Master Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the Shares repurchased, as a result of the repurchase, prior to the Valuation Date.

Upon its acceptance of tendered Shares or portions thereof for repurchase, the Master Fund will utilize (1) cash, (2) liquid securities, (3) borrowings, or (4) interests in Investment Funds that the Master Fund has requested be withdrawn (or any combination thereof).

Payments for repurchased Shares may require the Master Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Master Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Master Fund’s operating expenses and impact the ability of the Master Fund to achieve its investment objective.

In accordance with the terms and conditions of its Declaration of Trust, the Master Fund may repurchase or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person if the Master Fund determines that: (i) all or a portion of the Shareholder’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Master Fund to be in violation of, or subject the Master Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the U.S. or any other jurisdiction; (iii) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Master Fund or the Adviser, or may subject the Master Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) if the Adviser learns that any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or (v) it would be in the best interests of the Master Fund for the Master Fund to repurchase or redeem such Shares. Shareholders whose Shares are so repurchased or redeemed by the Master Fund will not be entitled to a return of any amount of any fees that were charged in connection with the Shareholder’s purchase of such Shares.

In the event that the Adviser or any of its affiliates holds Shares (or portions thereof), such Shares (or portions thereof) may be tendered for repurchase in connection with any repurchase offer made by the Master Fund, without notice to the other Shareholders.

ITEM 10.2. LONG-TERM DEBT.

Not applicable.

ITEM 10.3. GENERAL.

Not applicable.

ITEM 10.4. TAXES.

The Master Fund will distribute all of its net investment income and gains to Shareholders, and these distributions are taxable as ordinary income or capital gains.  Shareholders will be proportionately liable for taxes on income and gains of the Master Fund but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to such Shareholders.  The Master Fund will inform Shareholders of the amount and nature of the income or gains.

ITEM 10.5. OUTSTANDING SECURITIES.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3), as of January 31, 2010

Shares of beneficial interest, par value $0.01	Unlimited	N/A	100

ITEM 10.6. SECURITIES RATINGS.

Not applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12. LEGAL PROCEEDINGS.

Not Applicable.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION (“SAI”).

Not applicable.

PART B

ITEM 14. COVER PAGE OF SAI.

Not applicable.

ITEM 15. TABLE OF CONTENTS.

Not applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY.

The Master Fund’s predecessor was a private fund that was organized and commenced operations as a Delaware limited partnership which utilized a multi-manager, multi-strategy investment approach from the date of the private fund's commencement of investment operations on January 1, 2009. The private fund operated as an unregistered investment vehicle from January 1, 2009 until January 31, 2010, at which time the private fund was reorganized, and the Master Fund assumed the private fund's portfolio, with the private fund investing all of its investable assets in the Master Fund, except those for which redemption was  restricted. Upon the registration of the Master Fund as an investment company, the Adviser’s personnel that had made investment decisions for the private fund began making investment decisions for the Master Fund. The Adviser employs an investment program for the Master Fund that is substantially similar to the investment program that was employed in managing the private fund. The private fund, during the period for which performance is reported, was the only non-proprietary, fully-invested fund managed by the Adviser that had an investment program with substantially the same investment objectives, policies, and strategies as the Master Fund. The Adviser manages the Master Fund in a manner substantially similar to the private fund.

ITEM 17. INVESTMENT OBJECTIVES AND POLICIES.

The investment objective and principal investment strategies of the Master Fund are set forth in Part A. Also set forth in Part A are the principal risks associated with the investment strategies of the Master Fund.

Certain additional investment information is set forth below.  To the extent that certain defined terms are not defined herein, such terms have the same meaning as defined in Part A.

ADDITIONAL METHODS OF INVESTING IN INVESTMENT FUNDS

The Master Fund will typically invest directly in an Investment Fund by purchasing an interest in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Master Fund. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Master Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Investment Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s investment. There can be no assurance that the Master Fund’s indirect investment in an Investment

Fund will have the same or similar results as a direct investment in the Investment Fund, and the Master Fund’s value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Master Fund may be subject to additional regulations.

Applicability of Investment Company Act Limitations

For purposes of determining compliance with the Master Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests, except for: (i) to any extent such an investment may be allowed, Investment Funds managed or distributed by the Master Fund’s Adviser or its affiliates; and (ii) any subsidiary vehicles established to pursue the Master Fund’s investment program. Investment Funds are not subject to the Master Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code. If, in the future, the Master Fund obtains exemptive relief to permit the Master Fund or the Adviser to enter into advisory arrangements with sub-advisers without first obtaining the approval of Shareholders, the Master Fund generally will “look through” to the underlying investments of accounts or vehicles established to facilitate the management of the Master Fund’s assets by such sub-advisers.

Futures Transactions

The Master Fund’s or the Investment Funds’ use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association (“NFA”) could cause the Master Fund to be deemed a commodity pool or the Adviser a commodity pool operator (“CPO”), which would require the Master Fund and the Adviser to comply with certain rules which could result in additional costs to the Master Fund. However, as a general matter, the Master Fund intends to conduct operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Master Fund also may be required to segregate cash or liquid securities in connection with futures transactions.

The Master Fund’s fundamental policies listed below may not be changed without an affirmative vote of a majority of the Master Fund’s voting securities, which means the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the Shares are present in person or by proxy; or (ii) more than 50% of the Shares.  No other policy, including the Master Fund’s investment objective, is a fundamental policy. Within the limits of the Master Fund’s fundamental policies, the Master Fund’s management has reserved freedom of action. To the extent permitted by the Investment Company Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Master Fund may:

1)
Borrow money or issue any senior security, to the extent permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Master Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, Investment Funds are not considered part of any industry or group of industries. The Master Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

3)
Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)
Not purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5)	Make loans only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Not make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Master Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As an additional policy, the Master Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Master Fund’s utilization thereof is wholly within the discretion of the Board.

With respect to these policies and other policies and investment restrictions described herein (except the Master Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Master Fund’s investment policies and restrictions do not apply to the activities and transactions of Investment Funds in which assets of the Master Fund are invested, but will apply to investments made by the Master Fund directly (or any account consisting solely of the Master Fund’s assets).  The Investment Funds may have different or contrary investment policies.

Certain Styles and Strategies that may be employed by the Investment Funds (and, by extension, the Master Fund), in addition to the primary Styles and secondary Strategies set forth in the Prospectus, are described below.

Equity

With the exception of Private Equity, these Strategies can own stocks both “long” and “short.” Many of the Investment Managers (with the exception of Private Equity) have the ability to buy stocks and own them as “long” positions that will increase in value as the share price increases, or to sell stocks and establish “short” positions that will increase in value as the share price decreases.  Investment Managers who can invest both long and short will generally be “directionally long,” or have more capital invested in long positions than short positions. Investment Managers also may utilize leverage within their portfolios. Other Investment Managers in these asset classes may be “long only” without the ability to short securities. Mutual funds and exchange-traded funds or ETFs are also utilized within these asset classes to increase the liquidity profile of an Investment Fund.

With respect to any Investment Funds that utilize short selling and/or leverage, there can be no assurance that any such hedging techniques or use of leverage will be successful or that the hedging or leverage employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating or magnifying losses, in the portfolio or with respect to the applicable position.

Domestic Equity.  These Investment Funds invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”) or the NASDAQ Stock Market (“Nasdaq”), although they may trade on other exchanges and/or markets as well. As discussed above, these Investment Funds may include long/short funds, mutual funds and ETFs.

International Equity.  These Investment Funds invest primarily in publicly traded equity securities issued by foreign companies. In addition, Investment Funds may purchase American Depositary Receipts (“ADRs”) of foreign companies, which are generally securities issued in the U.S. and traded on U.S. exchanges but that represent ownership of a foreign corporation. International Equity Investment Managers and Funds may focus on a particular country or region of the world. As discussed above, these Investment Funds may include long/short funds, mutual funds and ETFs.

Global/Opportunistic Equity.  These Investment Funds have the flexibility to invest in all global markets and across all security types, including but not limited to equities, fixed income, commodities, currencies, futures, and ETFs.  These Investment Funds are primarily private funds (e.g. “hedge funds”) that have broad latitude with respect to their investment activities.

The principal types of such Investment Funds include global long/short equity funds; global macro funds; and Commodity Trading Advisors (“CTAs”).  Global long/short equity funds are similar to the directionally long funds that comprise the majority of the Domestic Equity and International Equity portfolios, except that their Investment Managers invest in both U.S. and foreign equities. Investment Managers utilizing Global Macro strategies seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currencies, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used. Commodity Trading Advisors or CTAs generally use a programmatic approach to investing in various futures markets.

Private Equity.  Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. The types of these Investment Funds may vary widely such as: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Investment Managers take an active role in managing and operating the business. Certain Investment Managers and Investment Funds focus on opportunities in the secondary market, buying interests in existing private equity funds, often at a discount. In addition, Private Equity Investment Funds typically offer liquidity only upon certain events, such as the sale of assets.

Low Volatility

Certain Investment Funds may seek to invest using strategies that typically have lower volatility (as measured by standard deviation) than equity strategies.

Traditional Fixed Income.  Fixed income strategies seek to invest in bonds and other fixed income securities for capital appreciation, income, defensive portfolio measures, or to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by domestic and non-U.S. corporations; debt securities issued by the U.S. Government (“U.S. Treasurys”) or guaranteed by the U.S. Government or any agency thereof (“Agencies”) or by a non-U.S. government; municipal securities (“Munis”); and mortgage backed securities (“MBS”) and asset backed securities (“ABS”). These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations when due (“credit default risk”) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (“market risk”). Since 2007, market risk has increased significantly for certain fixed income securities, principally due to continuing relative illiquidity of many markets.

Publicly-traded and many privately-issued debt securities are rated by one of the major rating agencies (Standard & Poor’s, Moody’s, Fitch, etc.) based on the issuer’s anticipated ability to meet the obligations under the debt securities. Such ratings fall into two main categories – Investment Grade and Non-Investment Grade. There are several categories of Investment Grade debt securities, categorizing further the default risk associated with such debt securities. In general, Investment Grade securities have a high degree of likelihood of repayment of principal and interest in accordance with the debt securities’ terms. Non-Investment Grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

Investment Managers in Traditional Fixed Income principally invest in U.S. Treasurys, Agencies, Munis, MBS, ABS, and the debt securities of investment grade U.S. and foreign corporations (“Corporates”) and investment-grade foreign governments, and will typically specialize in a particular subset of these markets (e.g., U.S. Treasurys, Munis, Corporates, MBS, or Agencies). This strategy also includes cash and cash equivalents. Depending on the interest rate and investment climate as well as other factors, Traditional Fixed Income Investment Managers may build a portfolio of debt securities in this manner, focusing on, among other things, diversifying issuer/credit risk, interest rate risk (if the portfolio is laddered to a certain degree), sector risk (in the case of Corporates), and even geographic risks (in the case of Munis), as that manager deems appropriate. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

Given the markets in which it invests, a significant portion of a Traditional Fixed Income Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Master Fund may hold fixed income securities directly, and may also invest in mutual funds and ETFs that, in turn, hold fixed income securities. The Master Fund may invest in more than one Traditional Fixed Income Investment Manager, with a goal of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

Enhanced Fixed Income.  Enhanced Fixed Income strategies seek to provide superior risk-adjusted investment performance relative to Traditional Fixed Income strategies by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this strategy includes but is not limited to the following sectors: Secured Leveraged Loans, High Yield Bonds, Distressed Debt, Structured Credit and Global Debt. Investment Managers in this asset class may be long-only, long/short, or net short with respect to their exposures to these underlying fixed income sectors.

Investment Managers using Enhanced Fixed Income strategies will principally invest in higher yielding (and riskier) securities than in the traditional Fixed Income strategy. Typical securities owned include but are not limited to: high yield bonds, leveraged loans, emerging market sovereign debt, structured credit securities, and the debt of distressed companies.

To mitigate some of the elevated risks, an Enhanced Fixed Income Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt and “short” the issuer’s common stock.) Also, Investment Managers may use Credit Default Swaps in their hedging activities. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Secured Leveraged Loans.  Leveraged Loans are fully or partially secured multi-year bank loans. The Loans are made to lower quality companies with credit ratings that are near or below investment grade. However, as these loans retain a first or second lien on the companies underlying assets, they receive top priority repayment in a bankruptcy or restructuring. Interest on Leveraged Loans is paid based on a floating rate index (typically LIBOR) and is reset quarterly – providing a natural hedge against interest rate fluctuations. Some leveraged loans are in a revolving credit format and Investment Funds that invest in them may retain an unfunded obligation to provide future capital to the borrower. The Leveraged Loan Market has historically been heavily weighted to telecom, media, industrial, and technology companies in the B/BB credit rating range as well as firms involved in leveraged buyout transactions.

High Yield Bonds.  The High Yield Bonds strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. High Yield Bonds Investment Managers will generally consider, among other factors, the price of the security, the prospects of the issuer, the company’s history, management and current conditions when making investment decisions.

High Yield Bonds Investment Managers may deal in and with restricted or marketable securities, and a significant portion of a High Yield Bonds Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded). Such investments may involve both U.S. and foreign entities and may utilize leverage.

High Yield Bonds often trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Bonds Investment Funds typically experience significantly more volatility and risk than Traditional Fixed Income Investment Funds.

Distressed Debt.  Distressed Debt strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments.

Distressed Debt Investment Managers may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Debt Investment Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. Distressed Debt Investment Managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, Distressed Debt Investment Managers may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

A significant portion of a Distressed Debt Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and foreign entities and may utilize leverage. In addition, a Distressed Debt Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the distressed debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in an otherwise “troubled” company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Distressed Debt Investment Funds typically experience significantly more volatility and risk than Traditional Fixed Income Investment Funds.

Structured Credit.  Structured credit investing involves the purchase of investment entities that pool large baskets of underlying securities to rearrange risks and returns. Entities in this investment strategy include but are not limited to collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”), structured investment vehicles (“SIVs”), and derivatives based on indices that mimic the returns of these instruments. The Master Fund would not typically invest directly in structured credit entities, but rather invest through Investment Managers that will be long or short credit exposure.  Investment Managers also may buy these entities at a discount intending to restructure the underlying collateral.  Investment Managers may hedge credit exposure in this strategy using derivatives on an index of credit performance. Although multiple layers of leverage have been used extensively in this strategy in the past, Investment Managers in this strategy currently do not typically use significant leverage to hold these assets.

Global Bonds.  Global Bonds investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Investment Funds investing in global fixed income portfolios and/or emerging markets debt securities. These debt securities may include non investment grade securities (which might compose all or a portion of this allocation). Given the markets in which it invests, a significant portion of a Global Bonds Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

Investment Funds may invest with goals of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Bonds Investment Funds experience significantly more volatility and risk than Traditional Fixed Income Investment Funds. To mitigate some of this risk, a Global Bonds Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the global debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular Global Bonds security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Other.  The Master Fund may invest in other fixed income strategies than these set forth above. These strategies may include speculative strategies that include non-investment grade debt and/or may include the use of leverage and/or derivatives.

Real Assets

Certain Investment Funds may invest in Real Assets, through a series of strategies including real estate, energy, and natural resources. These strategies tend to perform better during inflationary times, periods of economic expansion, or periods during which demand outstrips supply.

Real Estate. The Real Estate strategy consists generally of Investment Funds that are: (a) registered investment companies or managers that invest in real estate investment trusts (commonly known as “REITs”) and (b) private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans, issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and CMOs.  The investment may be in the U.S. or in other countries. Some of the investments may be in “emerging markets” (such as India) that may offer significant opportunities for capital appreciation and income, but also carry significant risks.

Investment Managers whose Investment Funds are private partnerships that invest in real estate typically offer the opportunity to generate attractive returns, but without the liquidity offered by REITs. These Investment Managers will invest in established properties with existing rent and expense schedules or in newly constructed properties that the Investment Manager judges to offer an attractive risk / return profile. Investment Managers may invest in raw land, which may be acquired for appreciation or development purposes. These Investment Managers often do not provide their investors with the right to redeem their investment in the Investment Fund, thus the investors only gain liquidity in their investment through the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Investment Fund.

Energy.  These strategies include Investment Funds that invest in publicly traded securities issued by companies involved in the energy sector, make private investments in energy-related assets or companies, trade futures in energy commodity markets, or engage in some combination of the foregoing.  These Investment Funds include private funds engaged in long/short equities trading; CTAs trading contracts on energy-related commodities, mutual funds or ETFs; and private partnerships with illiquid, private investments in their portfolios.

Such Investment Funds may have exposure to a wide variety of sub-sectors, including but not limited to oil and gas exploration, oil service, energy technology, power generation and transmission, pipelines and storage, and alternative or clean energy.

Natural Resources.  Natural Resources strategies include Investment Funds that have exposure to non-energy natural resources, such as gold and other precious metals, industrial metals and agricultural commodities such as grains and timber. These Investment Funds may include private funds engaged in long/short equities trading, CTAs trading contracts on agricultural commodities, mutual funds or ETFs, and private partnerships with illiquid, private investments in their portfolios.

ITEM 18. MANAGEMENT.

The Master Fund’s operations are managed under the direction and oversight of the Master Fund’s Board.  Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board.  The Board appoints officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board.  The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund also may be directors or officers of some or all of the other registered investment companies managed by the Adviser (the “Fund Complex”).  The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Master Fund, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee.  The information in the table is current as of December 31, 2009.  The address of each Trustee and officer is c/o Salient Absolute Return Funds, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees

Name and Age	Position(s) with Master Fund (Since)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
John A. Blaisdell(1) Age:49	Trustee, (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	3	The Endowment Funds (investment companies) (four funds).

Name and Age	Position(s) with Master Fund (Since)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Andrew B. Linbeck(1) Age: 45	Trustee, (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	3	The Endowment Funds (investment companies) (four funds).
Jeremy L. Radcliffe(1) Age: 35	Trustee, Secretary (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient since 2002.	3	Houston READ Commission.
A. Haag Sherman(1) Age: 44	Trustee, Principal Executive Officer, Chairman of the Board (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	3	The Endowment Funds (investment companies) (four funds). PlainsCapital Corporation, since 2009.
(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

Independent Trustees

Name and Age	Position(s) with Master Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Jonathan P. Carroll Age: 48	Trustee (Since January 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for past five years.	3	The Endowment Funds (investment companies) (four funds); Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.
Dr. Bernard A. Harris Age: 53	Trustee (Since January 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President of The Space Agency (marketing), since 1999;	3	The Endowment Funds (investment companies) (four funds), since 2009; U.S. Physical Therapy, Inc., since2005; Sterling Bancshares, Inc., since 2007; RMD

Name and Age	Position(s) with Master Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
		President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.
Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004 - 2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America's Small Business,” since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008.

Richard C. Johnson Age: 72	Trustee (Since January 2010)	Senior Counsel (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	3	The Endowment Funds (investment companies) (four funds).
G. Edward Powell Age: 73	Trustee, Lead Independent Trustee (Since January 2010)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	3	The Endowment Funds (investment companies) (four funds); Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009.

Name and Age	Position(s) with Master Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Scott E. Schwinger Age: 44	Trustee (Since January 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	3	Director, The Endowment Funds (investment companies) (four funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

Officers of the Master Fund Who Are Not Trustees

Name and Age	Position(s) Held with Master Fund (Since)	Principal Occupation(s) During the Past 5 Years
Roy V. Washington Age: 58	Chief Compliance Officer (“CCO”) (Since January 2010)
Chief Counsel, Salient, since 2009, CCO, Salient, since 2007; Managing Director (2006-2007) of and Consultant (2003 to 2007) with Capital Forensics Consulting, Inc; President of RVW Consulting Group, Inc., 2002 to 2006.

John E. Price Age: 42	Treasurer; Principal Financial Officer (Since January 2010)	Director and Chief Financial Officer, the Adviser, since 2003; Partner and Director, Salient, since 2003.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Master Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Sherman, the Chairman of the Board, is an “interested person” (as defined in the Investment Company Act) of the Master Fund.  Mr. Powell serves as the Board’s Lead Independent Trustee.  As Chairman, Mr. Sherman presides at meetings of the Trustees and, as necessary, the Master Fund’s shareholders.  Based on the specific characteristics of the Master Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Sherman fulfill the role of Chairman.  Prior to each Board meeting, Mr. Sherman discusses and formulates with Mr. Powell, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As registered investment companies, the Master Fund is subject to a number of investment risks (described in the Prospectus and this SAI), as well as financial and compliance risks.  These risks are mitigated by written policies approved and overseen by the Board.  The Adviser conducts the Master Fund’s operations and the Board administers an oversight function.  The Board oversees the Adviser’s operations and the Master Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees.  Each of these Committees is discussed below under “Committees.”  At each Board meeting, the Board considers reports regarding the Master Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees.  Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Master Fund’s risk management.  The Board also may discuss particular risks that are not addressed in the Committee process.  Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser.  In addition, the Chairman of the Board confers with the CCO, the Trustees, the Adviser and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board.  The Board also benefits from his experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board.  The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board.  The Board also benefits from his experience as a member of the board of other funds.

Andrew B. Linbeck — Through his experience as a senior executive of financial organizations, Mr. Linbeck contributes his experience in the investment management industry to the Board.  The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

Jeremy L. Radcliffe — Through his experience as a senior executive of financial organizations, Mr. Radcliffe contributes his experience in the investment industry to the Board.

A. Haag Sherman — Through his experience as a senior executive of financial organizations, Mr. Sherman contributes his experience in the investment management industry to the Board.  Mr. Sherman serves as the Chairman of the Board.  The Board also benefits from his experience as a member of the board of other funds.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with the Master Fund’s independent registered public accounting firm, the Administrator, and the Master Fund’s officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws.  The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the Master Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to the Master Fund or the Adviser.  The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under the Master Fund’s compliance program.  Messrs. Carroll, Harris, Powell and Schwinger, each an Independent Trustee, constitute the Audit Committee.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Adviser and other principal service providers.  The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board.  The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by Shareholders of the Master Fund. Nominations proposed by Shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing the Master Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee (as defined below) of the Master Fund’s valuation policy and procedures.  Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee.

In addition, the Board has authorized the establishment of the Adviser’s Valuation Committee consisting of Messrs. Blaisdell, Linbeck, Radcliffe, and Sherman, and additional officers of the Master Fund and representatives of the Adviser to serve as the Master Fund’s Adviser’s Valuation Committee.  The Adviser’s Valuation Committee is not a Board committee.  The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Administrator.  The Adviser’s Valuation Committee has been assigned to act in accordance with the Master Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members may attend Adviser Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Adviser’s Valuation Committee’s considerations.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Master Fund’s CCO to review matters relating to compliance with the federal securities laws.  The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Master Fund’s compliance program and operations.  Messrs. Carroll, Johnson and Powell, each an Independent Trustee, constitute the Compliance Committee.

Other Committee Information

In addition, the Adviser has established an Investment Committee, as discussed in Part A, which is not a Board committee but to which the Board has authorized the Adviser to delegate certain activities. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

Each of the above committees will hold meetings in the current fiscal year. All actions taken by a committee of the Board are recorded and reported to the full Board at its next meeting following such actions.

Trustee’s Holdings

The dollar range of equity securities of the Master Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Master Fund as of February 1, 2010(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of February 1, 2010(1)
Independent Trustees
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons”(2)
John A. Blaisdell	None	$50,001 - 100,000
Andrew B. Linbeck	None	Over $100,000
Jeremy L. Radcliffe	None	Over $100,000
A. Haag Sherman	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2)	Includes investments made by Salient (of which Messrs. Blaisdell, Linbeck and Sherman have beneficial ownership), affiliates of Salient (as trustee) and personal investments.

The total of equity securities of the Master Fund held by all Trustees, Officers and members of any advisory board is approximately $1.2 million as of February 1, 2010.

Independent Trustee Ownership of Securities

As of February 1, 2010, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Adviser or an entity controlling, controlled by or under common control with the Adviser (not including registered investment companies).

As a group, the Trustees and Officers own between 1% and 2% of the outstanding Shares of the Master Fund.

Compensation for Trustees

Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $20,000 each.  Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any.  There are currently five Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Master Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings.  Other Officers (apart from the CCO) and Trustees of the Master Fund receive no compensation in such role.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Master Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other.  Other accounts might have similar investment objectives or strategies as the Master Fund, track the same index that the Master Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Master Fund.  Other accounts might also have different investment objectives or strategies than the Master Fund.

Knowledge and Timing of Master Fund Trades.  A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of the Master Fund.  Because of their positions with the Master Fund, the Investment Committee Members know the size, timing and possible market impact of the Master Fund’s trades.  It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Master Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts.  Often, an investment opportunity may be suitable for both the Master Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Master Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Master Fund and other accounts.  The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of the Master Fund.

Performance Fees.  An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Master Fund.

The Master Fund and Adviser has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Maser Fund and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Master Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

The Master Fund invests a substantial portion of its assets in securities of Investment Funds.  These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Master Fund may receive notices from such

Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) or holds securities in a Separate Account (and thus retains or could retain some voting rights with respect to such securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests.

The Adviser has adopted its own proxy voting policies and procedures for this purpose. As a general principle, the Adviser will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Adviser shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Master Fund’s Form N-PX filing for the period ended June 30, 2010 will be available: (i) without charge, upon request, by calling 1-800-725-9456, or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of February 1, 2010, the directors and officers of the Master Fund collectively owned between one and two percent of the Master Fund’s Shares.  As of February 1, 2010, Salient Absolute Return Fund, L.P. may be deemed to control the Master Fund.  To the extent that any investor is the beneficial owner of more than 25% of the outstanding securities of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the Investment Company Act.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

Under separate investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser provides each of the Master Fund with ongoing investment guidance, policy direction and monitoring of the Master Fund.

The Investment Management Agreement provides that the Adviser (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the Master Fund’s investment objective and policies; buy, retain and sell the Master Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Master Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Master Fund; and all other services required in connection with management of the Master Fund.  The Adviser may, subject to Board approval and oversight, enter into a sub-advisory agreement (a “Sub-Advisory Agreement”), pursuant to which a sub-adviser (“Sub-Adviser”) would provide day-to-day investment management services with respect to such portions of the Master Fund’s assets as the Adviser in its discretion may determine from time to time.  Provided that the Master Fund obtains the appropriate exemptive relief from the SEC, the Master Fund or the Adviser may enter into such sub-advisory arrangements with Sub-Advisers without first obtaining the approval of Shareholders.

The Investment Management Agreement became effective as of February 1, 2010 with respect to the Master Fund.  After an initial two-year term, the Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the Master Fund pursuant to an agreement with any party to the

Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Master Fund’s Trustees or the holders of a majority of the outstanding voting securities of the Master Fund.

A discussion of the factors considered by the Trustees when approving the Investment Management Agreement will be contained in the shareholder report of the Master Fund covering the first semi-annual period following the Master Fund’s commencement of operations.

The Investment Management Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the Master Fund, or by the Adviser.  The Investment Management Agreement will terminate automatically with respect to the Master Fund in the event of its assignment, as defined in the Investment Company Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreement.  A Sub-Advisory Agreement would terminate upon the termination of the Investment Management Agreement.

Certain affiliates of the Adviser or a Sub-Adviser may provide services to the Investment Funds in compliance with applicable law.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund.  The Investment Management Agreement also provides for indemnification by the Master Fund, to the fullest extent permitted by law, of the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund.

Citi Fund Services Ohio, Inc. serves as the Independent Administrator of the Master Fund and has the responsibility for providing administrative services, and for assisting the Master Fund with their operational needs, pursuant to the Administration Agreement.  In consideration for these services, the Master Fund pays the Independent Administrator a monthly fee (the “Administration Fee”) based on the month-end net assets of the Master Fund. In addition, the Independent Administrator charges a fee for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses.

Under the Administration Agreement, the Independent Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the DRP; (2) providing the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) supervising the entities retained by the Master Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Master Fund; (5) preparing, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Master Fund, quarterly reports of the operations of the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (6) supervising regulatory compliance matters and assisting in the preparation of certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Master Fund.  Subject to approval of the Board, the Independent Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Independent Administrator.

In consideration for administrative services, the Master Fund pays the Independent Administrator a monthly Administration Fee based on the month-end net assets of the Master Fund.  The Administration Fee will equal, (on an annualized basis), 0.06% of the Master Fund’s month-end net assets for the first $2 billion of net assets, 0.05% of the Master Fund’s month-end net assets for that portion of the Master Fund’s net assets exceeding

$2 billion up to $5 billion, 0.02% of the Master Fund’s month-end net assets for that portion of the Master Fund’s net assets exceeding $5 billion up to $15 billion and 0.0125% of the Master Fund’s month-end net assets for that portion of the Master Fund’s net assets exceeding $15 billion.  In addition, the Independent Administrator charges fees for legal, compliance, and certain other services.  The Administration Fee is paid to the Independent Administrator out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of  the Master Fund.

JP Morgan Chase Bank, National Association (the “Custodian”) serves as custodian for the Master Fund.  Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Master Fund, holds and transfers portfolio securities on account of the Master Fund, accepts receipts and makes disbursements of money on behalf of the Master Fund, collects and receives all income and other payments and distributions on account of the Master Fund’s securities.  The Master Fund may also enter into principal transactions with one or more affiliates of the Custodian.

Pursuant to the Custodian Agreement, the Master Fund has agreed to adhere to the following provisions:

No Due Diligence on Other Service Providers by Custodian. The selection of custodians, banks, counterparties, auditors, lawyers and other service providers  retained on behalf of or providing services to the Funds and the determination as to their suitability remains the responsibility of the Funds. The Custodian has no duty or responsibility to review the performance of these service providers, or to perform any due diligence thereon. The Custodian accepts no liability in the event that the Funds or any Shareholder incurs any loss or liability arising as a result of the appointment or retention by the Funds of any other service provider.

Holdings in Investment Funds. In performing its contractual duties the Custodian will rely on statements of holdings issued by or on behalf of Investment Funds or managed accounts (“Investment Vehicles”) in which the Master Fund invests as evidence of the holdings in the underlying Investment Vehicles.  The Master Fund has accepted and acknowledged that the Custodian has no duty or responsibility to investigate these statements or to verify the content thereof and that the Custodian will not make independent judgments on the contents of such statements. The Master Fund may invest in Investment Vehicles which have not appointed third party service providers or service providers which are independent of the Investment Managers of such Investment Vehicles. Statements of holdings, and valuations of such holdings, may therefore not be issued by independent parties. The Custodian accepts no liability for any loss or liability incurred by the Funds as a result of investment in such Investment Vehicles. The Funds and Manager have agreed that in the event the Custodian suffers loss or liability as a result of reliance on statements issued by or on behalf of Investment Vehicles they will jointly and severally indemnify the Custodian against all such loss or liability.

No Investment in Affiliated Funds. The Master Fund will not invest in or be otherwise exposed to the investment performance of Investment Funds which are managed and administered by the Adviser or an affiliated party.

No Due Diligence on Investment Vehicles by Custodian.  The selection of underlying Investment Vehicles, and the determination as to their suitability as an investment for the Funds is the responsibility of the Adviser. The Custodian has no duty or responsibility to review investment management decisions made by the Adviser, or to perform any due diligence on Investment Vehicles, or their internal control environment. The Custodian accepts no liability in the event that the Funds or any Shareholder incurs any loss or liability arising as a result of investment by the Master Fund in any Investment Vehicle.

ITEM 21. PORTFOLIO MANAGERS.

Certain Investment Committee Members, who are primarily responsible for the management of the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2009: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member

	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	4	$5.4 billion	5	$187 million	>835	>$1.034 billion (1)
Andrew B. Linbeck	4	$5.4 billion	5	$187 million	>835	>$1.034 billion (1)
Jeremy L. Radcliffe	0	$0	2	$75 million	>835	>$1.034 billion (1)
A. Haag Sherman	4	$5.4 billion	5	$187 million	>835	>$1.034 billion (1)

(1)
Messrs. Blaisdell, Linbeck, Radcliffe and Sherman serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas. In such capacities, Messrs. Blaisdell, Linbeck, Radcliffe and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck, Radcliffe and Sherman have discretion in their capacities as principal executive officers of such entities.

Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member

	Number with Performance-Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	3	$112 million	0	0
Andrew B. Linbeck	0	0	3	$112 million	0	0
Jeremy L. Radcliffe	0	0	0	$0 million	0	0
A. Haag Sherman	0	0	3	$112 million	0	0

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Radcliffe and Sherman indirectly own equity interests in the Adviser.  As it relates to the Master Fund, Messrs. Blaisdell, Linbeck, Radcliffe and Sherman receive all of their compensation based on the size of the Master Fund and the management and advisory fees charged thereon.  Accordingly, they believe that a significant driver of their compensation is the performance of the Maser Fund, which has a significant bearing on the ability to raise additional assets.  Messrs. Blaisdell, Linbeck, Radcliffe and Sherman also own, directly or indirectly, equity in the general partner and adviser of two other fund complexes, and one of such complexes has an incentive allocation provision.  As a result, these individuals are compensated based on the size of the fund for both fund complexes and for the fund complex with the incentive allocation, compensation is also based directly on performance.  In addition, Messrs. Blaisdell, Linbeck, Radcliffe and Sherman are partners and principal executive officers of the Adviser and related affiliated subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals, among others, are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck, Radcliffe and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation will be from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the Shares of the Master Fund beneficially owned as of February 1, 2010 by each Investment Committee Member.

Investment Committee Member	Master Fund
John A. Blaisdell*	50,0001-100,000
Andrew B. Linbeck*	Over 100,000
Jeremy L. Radcliffe*	Over 100,000
A. Haag Sherman*	Over 100,000

 *           Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

Mr. Radcliffe has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on asset allocation and Investment Fund selection to the Investment Committee.  Mr. Radcliffe indirectly owns equity interests in the Adviser.  In addition, Mr. Radcliffe is a partner and officer of entities within the Salient Group, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis.  Mr. Radcliffe believes that to the extent that he is successful in his investment endeavors, the greater the amount of assets over time the more significant his compensation will be from the Salient Group.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Master Fund beneficially owned as of February 1, 2010, by Mr. Radcliffe*:

Master Fund
Over 100,000

*Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES.

It is the policy of the Master Fund to obtain the best execution of their direct investment portfolio transactions, if any, taking into account certain factors as set forth below.  In most instances, the Master Fund will purchase securities directly from an Investment Fund, and such purchases may be, but are generally not, subject to transaction expenses. Nevertheless, the Master Fund anticipates that some portfolio transactions may be subject to expenses.

The Master Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Master Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with Section 17(e) of the Investment Company Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Master Fund will not be effected on a principal basis with the Adviser, any of its affiliates, or other affiliates of the Master Fund (unless permitted under the Investment Company Act). However, such entities may effect brokerage transactions for the Master Fund. These transactions would be effected in accordance with procedures adopted by the Master Fund pursuant to Section 17(e) of the Investment Company Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, the Adviser or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Adviser or any of its affiliates will not be subject to the limitations imposed by Section 17(e) of the Investment Company Act.

The Master Fund will bear any commissions or spreads in connection with the Master Fund’s portfolio transactions. In placing orders, it is the policy of the Master Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Master Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Master Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Master Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. The Master Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds generally are not investment companies registered under the Investment Company Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

As with the Master Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

ITEM 23. TAX STATUS.

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Master Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Master Fund are consistent with their overall investment plans.

The Master Fund intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Master Fund generally is not subject to federal income tax on its net investment income and realized capital gains that they distribute to Shareholders.  To qualify for treatment as RICs, the Master Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

The Master Fund intends to comply with these requirements.   If the Master Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC.  If for any taxable year the Master Fund were to fail  to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders.   If the Master Fund fails to qualify as a RIC, Shareholders would recognize dividend income on distributions to the extent of the Master Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Master Fund paid no federal income tax. The Master Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.  With respect to PFIC stock held by the Master Fund, if a mark-to-market election is in effect, the Master Fund must calculate this excise tax distribution as if the Master Fund has a taxable year ending on October 31.  With respect to all other ordinary taxable income, the Master Fund must calculate the distribution as if the Master Fund had a taxable year ending on December 31.

Distributions to Shareholders

The Master Fund contemplates declaring as dividends each year all or substantially all of its taxable income.  In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Master Fund’s current and accumulated earnings and profits.  Such distributions are taxable whether they are received in cash or reinvested in Shares pursuant to the dividend reinvestment plan.  Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Shares.  Distributions by the Master Fund in excess of the Master Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

The Master Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains.  Likewise, the Master Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The Master Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Master Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Dividends and distributions on the Master Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Master Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Master Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Master Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Master Fund may be “spilled back” and treated as paid by the Master Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Master Fund.  Accordingly, the Master Fund may not be appropriate investments for non-U.S. investors.  Each non-U.S. Shareholder must provide documentation to the Master Fund in which it invests certifying the Shareholder’s non-United States status

The Master Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gain from Repurchases and Transfers of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his, her or its Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the sale proceeds. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets).  The maximum 15% federal income tax rate on long-term capital gain is scheduled to increase to 20% for tax years beginning after 2010.

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Shareholder acquires other Shares of the Master Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. Any disallowed loss will result in an adjustment to the Shareholder’s tax basis in some or all of the other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction."  A transaction may be a "reportable transaction" based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

Investments in Passive Foreign Investment Companies

The Master Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Master Fund intends to elect to “mark to market” all Shares that it holds in PFICs at the end of each taxable year.  By making this election, the Master Fund will recognize as ordinary income any increase in the value of those PFIC Shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Master Fund has elected to mark to market will be ordinary income.  If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC Shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Master Fund in a taxable year will generally be deductible only against capital gains recognized by the Master Fund in that year or one of the following eight taxable years.

By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Master Fund may need to borrow money or to dispose of its interests in Investment Funds in order to make the required distributions.

If the Master Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Master Fund recognizing income and gain each year based on its allocable Share of the income and gain recognized by the QEF.  The Master Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the Shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to Shareholders.

Certain Withholding Taxes

The Master Fund may be subject to foreign withholding taxes on income or gains attributable to Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds.  U.S. investors in the Master Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Master Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Master Fund. The Master Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.  The Master Fund will be subject to the Texas franchise tax if it is considered to be conducting an active trade or businesses in Texas.  However, it is the intent of the Adviser to operate the Master Fund in a manner that would minimize receipts from businesses operated in Texas.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Master Fund during the year.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Master Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Master Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Master Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Master Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Master Fund.

ITEM 24. FINANCIAL STATEMENTS.

Salient Absolute Return Master Fund

Statement of Asset and Liabilities

January 28, 2010

TABLE OF CONTENTS

Salient Absolute Return Master Fund

Report of Independent Registered Public Accounting Firm	1

Statement of Assets and Liabilities	2

Notes to Financial Statements	3

kpmg

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholder
Salient Absolute Return Master Fund:

We have audited the accompanying statement of assets and liabilities of Salient Absolute Return Master Fund as of January 28, 2010. This financial statement is the responsibility of management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Salient Absolute Return Master Fund as of January 28, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 1, 2010

SALIENT ABSOLUTE RETURN MASTER FUND

Statement of Assets and Liabilities
January 28, 2010

Assets

Cash	$ 100,000
Receivable from Adviser	7,500
Deferred offering costs	49,668
Total Assets	157,168

Liabilities
Accrued offering costs	49,668
Accrued expenses	7,500
Total Liabilities	57,168

Net Assets for shares of beneficial interests outstanding	$ 100,000
Shares outstanding	100
Net Asset value per share	$ 1,000

(1) ORGANIZATION

Salient Absolute Return Master Fund (the “Master Fund”) is a newly-formed Delaware statutory trust (the “Trust”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.  The Master Fund is the master fund in a master-feeder structure in which there are currently two feeder funds, Salient Absolute Return Fund (the “SAR Fund”) and Salient Absolute Return Institutional Fund (the “Institutional Fund”) (each singly a “Fund” and together the “Funds”).  The Master Fund has authorized 900,000 shares of beneficial interest (“Shares”), which may be issued in more than one class or series.  As of January 28, 2010, the Master Fund had no operations other than those actions relating to organizational matters, including the issuance of 100 shares for cash in the amount of $1,000 per share.

The Master Fund’s objective is to produce positive returns regardless of overall market trends.  In pursuit of its objectives, the Master Fund will invest its assets across a variety of investment funds designed to generate absolute returns, and thereby enabling the funds to experience positive returns regardless of the overall direction of various markets.

The board of trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Advisors, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	FEDERAL INCOME TAXES

The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to the shareholders sufficient to relieve it from all, or substantially all, federal income taxes.  Therefore, no federal income tax provision should be required.

(d)	USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(e)	ORGANIZATION AND OFFERING COSTS

Organization expenses consist primarily of costs to establish the Trust and enable it to legally conduct business.  The Master Fund expenses organizational costs as incurred.

The Master Fund’s offering costs (the “Offering Costs”) are accounted for as deferred costs until the commencement of operations.  The Offering Costs consist primarily of legal fees in connection with the preparation of the initial registration statement.  Upon commencement of operations, the Offering Costs will be amortized on a straight-line basis over a twelve month period.

(f)	DISTRIBUTION TO SHAREHOLDERS

The Master Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually.

Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (the “DRP”) and will have all income dividends and/or capital gain distributions automatically reinvested in Shares. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRP.

(3)	RELATED PARTY TRANSACTIONS

Under the terms of the Investment Management Agreement between the Adviser and the Master Fund, the Adviser is entitled to receive a management fee at an annualized rate, based on the average monthly net assets of the Master Fund of 0.75%, accrued monthly and payable quarterly in arrears.

The Adviser has agreed to reimburse specific organization expenses in connection with the initial start up of the Master Fund in the amount of $7,500, which is not eligible for recoupment. Amounts to be reimbursed by the Adviser are included in Receivable from Adviser in the Statement of Assets and Liabilities as of January 28, 2010.

(4)	SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 1, 2010, the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements as of January 28, 2010.

PART C:

OTHER INFORMATION

Salient Absolute Return Master Fund (the “Master Fund”)

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:
Included in Part A: None
Included in Part B:
	(i)	Statement of Assets and Liabilities.
	(ii)	Notes to Statement of Assets and Liabilities.
(2)	Exhibits
	(a)(1)	Certificate of Trust.
	(a)(2)	First Amended and Restated Agreement and Declaration of Trust.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Refer to Exhibit (a)(2).
	(e)	Dividend Reinvestment Plan.
	(f)	Not applicable.
	(g)	Investment Management Agreement
	(h)	Placement Agent Agreement
	(i)	Not applicable.
	(j)	Custodian Agreement
	(k)	Administration Agreement
	(l)	Not applicable.
	(m)	Not applicable.
	(n)	Consent of auditors.
	(o)	Not applicable.
	(p)	Agreement Regarding Provision of Initial Capital.
	(q)	Not applicable.
	(r)	Code of Ethics.

ITEM 26. MARKETING ARRANGEMENTS

Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION OF SECURITIES BEING REGISTERED

Not applicable.

ITEM 28. Persons Controlled by or Under Common Control With Registrant

Salient Absolute Return Fund
Salient Absolute Return Institutional Fund

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

At January 31, 2010

Title of Class	Number of Record Holders

Common Shares, $0.001 par value	Record holders of Shares: 1

ITEM 30. INDEMNIFICATION

Section 8.2 of the Master Fund’s Agreement and Declaration of Trust states as follows:

(a)  To the fullest extent permitted by law, the Trust will, subject to Section 8.2(c) of this Trust Instrument, indemnify each investment adviser (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, an investment adviser or partner of the investment adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Trustee (and his executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been an investment adviser or Trustee of the Trust, or the past or present performance of services to the Trust by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8.2 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 8.2.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Trust in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Trust amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8.2(a) of this Trust Instrument, so long as (1) the indemnitee provides security for the undertaking, (2) the Trust is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Trustees (excluding any Trustee who is either seeking advancement of expenses under this Trust Instrument or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Trust Instrument) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 8.2(a) of this Trust Instrument if (1) approved as in the best interests of the Trust by a majority of the Independent Trustees (excluding any Trustee who is either seeking indemnification under this Trust Instrument or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Trust Instrument) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Trust and that the indemnitee is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Trustees secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Trust or its Shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 8.2 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8.2, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 8.2.  In any suit in the name of the Trust to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the Trust will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8.2 will be on the Trust (or any Shareholder acting derivatively or otherwise on behalf of the Trust or its Shareholders).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8.2 or to which he, she or it may otherwise be entitled except out of the assets of the Trust, and no Shareholders will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 8.2 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 8.2 will affect the power of the Trust to purchase and maintain liability insurance on behalf of any Trustee, the investment adviser or other person.

Section 8.3 of the Master Fund’s Agreement and Declaration of Trust states as follows:

No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class.  The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class.  The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder.  The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 6 of the Placement Agency Agreement with Salient Capital, L.P. states as follows:

(a) The Fund agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of the 1940 Act (“Agent Control Person”), against any losses, claims, damages, liabilities, or expenses (including, unless the Fund elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several (for purposes of this paragraph, “Losses”), which: (1) are based on the ground or alleged ground that the Fund's Prospectus or any supplemental sales material supplied or approved in writing by an officer of the Fund (provided that such supplemental sales material is accompanied or preceded by the Fund's Prospectus), includes or allegedly includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission (i) was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Agent or any Agent Control Person, specifically for use in the preparation thereof, or (ii) arises out of the acts or omissions of broker-dealers retained by the Fund in connection with the offering contemplated by the Fund's Prospectus other than the Agent or any Agent Control Person; or (2) arise out of the Fund’s material breach of a representation or warranty, covenant or agreement contained in this Agreement; provided, however, that the Fund shall not indemnify or hold harmless the Agent or any Agent Control Person against any Losses caused by the Agent’s or the Agent Control Person’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by the reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Fund shall not be liable with respect to any claims made against the Agent or any Agent Control Person unless the Agent or such Agent Control Person notified the Fund in writing within a reasonable time after the summons or other first legal process providing information of the nature of the claim was served upon the Agent or such Agent Control Person, but failure to notify the Fund of any such claim shall not relieve it from any liability that it may have to the Agent or such Agent Control Person for acts or alleged acts other than those described in (1) and (2) of the preceding sentence.

The Fund will be entitled, at its own expense, to participate in or assume the defense of any suit brought to enforce any such liability, and if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Fund elects to assume the defense of any such suit and retain such counsel, the Agent or such Agent Control Person or persons, as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (i) the Fund specifically authorizes the retention of such counsel or (ii) the Agent or any Agent Control Person who is a party to the suit has been advised by counsel acceptable to the Fund that one or more material legal defenses may be available to the Agent or the Agent Control Persons that may not be available to the Fund or its control persons (as defined below), in which case the Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of counsel for the Agent and the Agent Control Persons. In no event shall the Fund be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Fund shall not be liable to or indemnify any person for any settlement of any such claim effected without the consent of the Fund, which it shall not unreasonably withhold.

(b) The Agent agrees to indemnify and hold harmless the Fund, each of the Fund’s Partners, directors, officers and each person, if any, who controls the Fund within the meaning of the 1940 Act (for purposes of this paragraph, “Fund Control Person”) against any losses, claims, damages, liabilities, or expenses (including, unless Agent elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several (for purposes of this paragraph, “Losses”), which: (i) may be based on the ground or alleged ground that the Fund's Prospectus or any supplemental sales material used by the Agent, includes or allegedly includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which it was made, not misleading, but only insofar as such statement or omission: (A) was made in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of the Agent or any Agent Control Person specifically for use in the preparation thereof, or (B) relates to any such supplemental sales material not supplied by the Fund or approved by it in writing; (ii) arises out of any acts or omissions by the Agent that cause the offering to involve an offering that is not exempt from registration pursuant to Section 4(2) of the 1933 Act or Regulation D thereunder; (iii) arises out of the Agent’s failure to be properly licensed to sell Interests; or (iv) arises out of the Agent’s material breach of a representation or warranty or covenant or agreement contained in this Agreement. Notwithstanding the foregoing, the Agent shall not be liable with respect to any claims made against the Fund or any Fund Control Person unless the Fund or Fund Control Person notified the Agent in writing within a reasonable time after the summons or other first legal process providing information of the nature of the claim served upon the Fund or Fund Control Person, but failure to notify the Agent of such claim shall not relieve the Agent from any liability that the Agent may have to the Fund or Fund Control Person for acts or alleged acts other than those described in (i) through (iv) of the preceding sentence.

The Agent shall be entitled, at its own expense, to participate in or assume the defense of any suit brought to enforce any such liability, and if the Agent elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that the Agent elects to assume the defense of any such suit and retain such counsel, the Fund and any Fund Control Person, as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Agent specifically authorized the retention of such counsel or (ii) the Fund or any Fund Control Person who is a party to the suit has been advised by counsel acceptable to the Agent that one or more material legal defenses may be available to the Fund or Fund Control Persons that may not be available to the Agent or its controlling person or persons, in which case the Agent shall not be entitled to assume the defense of such suit notwithstanding the Agent’s obligation to bear the reasonable fees and expenses of such counsel. The Agent shall not be liable to indemnify any person for any settlement of any such claim effected without the Agent’s consent, which it shall not unreasonably withhold.

Section 14 of the Investment Management Agreement with Salient Advisors, L.P. states as follows:

(a) The Fund will indemnify the Adviser and any Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b) Notwithstanding any of the foregoing, the provisions of this section 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information regarding the directors and officers of Salient Advisors, L.P., the Registrant’s investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the officers and directors of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61449) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference herein.

The principal business address of Salient Advisors, L.P. is 4265 San Felipe, 8th Floor, Houston, Texas 77027.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Master Fund, (2) the Master Fund’s Investment Adviser; (3) the Master Fund’s Placement Agent, (4) the Master Fund’s Custodian, and (5) the Master Fund’s Independent Administrator.  The address of each is as follows:

1.	Salient Absolute Return Master Fund 4265 San Felipe, Suite 800 Houston, Texas 77027
2.	Salient Advisors, L.P. 4265 San Felipe, Suite 800 Houston, Texas 77027
3.	Salient Capital, L.P. 4265 San Felipe, Suite 800 Houston, Texas 77027
4.	Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219
4.	JP Morgan Chase Bank, National Association One American Lane, Floor 1, Greenwich, Connecticut, 06831

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston in the State of Texas on the first day of February 2010.

Salient Absolute Return Master Fund

By:	/s/ A. Haag Sherman
Name:	A. Haag Sherman
Title:	Director and Co-Principal Executive Officer

71

INDEX TO EXHIBITS

(a)(1)	Certificate of Trust.

(a)(2)	First Amended and Restated Agreement and Declaration of Trust.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(2).

(e)	Dividend Reinvestment Plan.

(f)	Not applicable.

(g)	Investment Management Agreement.

(h)	Placement Agent Agreement.

(i)	Not applicable.

(j)	Custodian Agreement.

(k)	Administration Agreement.

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of auditors.

(o)	Not applicable.

(p)	Agreement Regarding Provision of Initial Capital.

(q)	Not applicable.

(r)	Code of Ethics.

72